As filed with the Securities and Exchange Commission on April 15, 2020
Registration Nos. 333-203627; 811-23050
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 7     (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 17 (X)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2020, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in separate account under individual flexible premium deferred variable annuity contract.

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company
Internet Availability of Covered Fund Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Covered Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Retirement Resource Operations Center at (866) 696-8232.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Retirement Resource Operations Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Covered Funds available under your Contract.
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, an individual flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company (“we,” “us” or “Great-West”), that is designed for purchase by owners of Individual Retirement Accounts (“IRAs”). The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each of the Covered Funds is managed by Great- West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.
Interests in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except in connection with a DRO as described in this Prospectus.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with IRAs arises under specific provisions of the Internal Revenue Code (the “Code”). Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
Payment Options
The Contract contains a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.
Allocating Your Money
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You can allocate your Contributions to several Variable Accounts that invest all of their assets in one of the corresponding Covered Funds. The following is a list of each Covered Fund:
Great-West SecureFoundation® Balanced Fund
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2020, which has been filed with the SEC. The SAI is incorporated by reference as a matter of law into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (866) 317-6586. You may also obtain the Prospectus, material incorporated by reference, and other information regarding Great-West by visiting the SEC’s website at www.sec.gov.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix A to this Prospectus.
The date of this Prospectus is May 1, 2020.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your Contract Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base is established, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Great-West and the Contractowner providing an individual flexible premium variable deferred annuity.
Contractowner: The directed trustee or directed custodian holding this Contract under an IRA for the exclusive benefit of the IRA Owner and beneficiaries. All references to the life, age, death, or Spouse of the Contractowner refer to the life, age, death, or Spouse of the IRA Owner. In addition, unless otherwise indicated, all notices to the Contractowner will be sent to the IRA Owner, and all actions taken by the Contractowner will be taken by the IRA Owner. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner. Great-West Trust Company, LLC, an affiliate of Great-West that provides custodial and trustee services, may provide such services to IRA Owners, which could subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the IRA custodian or trustee.
Contractowner Account: A separate record in the name of each Contractowner which reflects his or her share in the Variable Accounts.
Contract Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values.
Contribution(s): Amounts received by Great-West under the Contract and allocated to the Variable Accounts.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the IRA Owner’s Spouse and the sole designated beneficiary under the Contract.

Domestic Relations Order (DRO): An order issued due to divorce or legal separation proceedings that awards all or any part of the IRA to a former Spouse of the IRA Owner.
Election Date: The date on which the Contractowner, former Spouse, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.
Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account, including the Separate Account.
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, the Contractowner may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The Contractowner will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the Contractowner, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the Contractowner may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
IRA Owner: The individual owner of the IRA under which this Contract is held. The IRA Owner must be the annuitant. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner.
Payee: A person entitled to receive all or a portion of the Contract Value.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.

Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the Contractowner.
Ratchet Date: During the Accumulation Phase and the Withdrawal Phase, the day each year when the Benefit Base is evaluated and increased to reflect positive Covered Fund performance. During the Accumulation Phase, the Ratchet Date is the anniversary of the day the Benefit Base is established. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowner.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the Contract Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another IRA investment option.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Contract Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.

Fee Tables
The following tables describe the fees and expenses that you, as the Contractowner, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender, or Transfer cash value between investment options. State Premium Tax may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None
The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you own the Contract, not including Covered Fund fees and expenses.
	Maximum Fee	Current Fee
Contract Maintenance Charge[1]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average Contract Value)
Variable Asset Charge	1.00%	0.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value) [2]	1.50%	0.90%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	0.90%
The next item shows the minimum and maximum total operating expenses charged by the Covered Funds for the year ended December 31, 2019. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.
Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.87%	0.94%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner maximum transaction expenses, Contract fees, Separate Account annual expenses, and Covered Fund fees and expenses.
The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$435.00	$1,311.00	$2,195.00	$4,439.00

[1]	Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

[2]	You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date. The Guarantee Benefit Fee information is found under the section “The Guaranteed Lifetime Withdrawal Benefit.”

(2) If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$435.00	$1,311.00	$2,195.00	$4,439.00
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Condensed Financial Information
As of December 31, 2018, no Contract had yet been issued. Accordingly, historical information about the value of the units we use to measure your Covered Fund Value is not yet available.
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to its current name in February of 1982. In September of 1990, Great-West redomesticated and is now organized under the laws of the state of Colorado.
Great-West is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States.
Great-West is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc., a holding company. Great-West Lifeco, Inc. is a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Great-West has primary responsibility for administration of the Contract and the Separate Account. Its Home Office is located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction closed on June 1, 2019. The Group Contract will not be impacted by the transaction.
Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your Contract Value. Your Contract Value constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the General Account.
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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contractowners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 317-6586. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve supervision of the Separate Account or Great-West by the SEC.
We do not guarantee the investment performance of the Variable Accounts. Your Contract Value allocated to the Variable Accounts and the amount of the Installments depend on the investment performance of the Covered Funds. Thus, you bear the full investment risk for all Contributions allocated to the Variable Accounts.
Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The Variable Accounts available to you will depend on the terms of the Contract.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
The SEC does not supervise the management or the investment practices and policies of any of the Covered Funds.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering one or more existing Covered Funds, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify you whenever any Covered Funds are to be changed. If we cease offering one or more Covered Fund(s), we will offer new fund(s) as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
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Great-West reserves the following rights with respect to the Separate Account:
•	to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•	to deregister the Separate Account under the 1940 Act;
•	to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•	to eliminate Variable Accounts;
•	to close certain Variable Accounts to new allocations of Contributions or Transfers;
•	to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•	to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•	to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;
•	to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;
•	subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited;
•	subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•	to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great- West.
The Covered Funds
Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because your Benefit Base will reset only when your Covered Fund Value is higher than your Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. Receipt of revenue sharing is a prominent factor in the selection of Covered Funds available under the Contract, which may limit the menu of funds available under the Contract. In addition, each Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce your investment return. Only Class L shares of the Covered Funds are available under the Contract.
The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.
The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.
The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in equity funds and 30% to 50% of its assets in bond funds.
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Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives. Currently, all Covered Funds are available in all states. If any Covered Fund is not available in all states, that Covered Fund will be listed in an appendix to this Prospectus.
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Reinvestment and Redemption
All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees that are deducted from Covered Fund assets.
Where to Find more Information About the Covered Funds
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com.
Selection of Underlying Funds
Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of Contract Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations.
You are responsible for choosing the Covered Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
In making your Variable Account selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Covered Funds including each Covered Fund’s prospectus, statement of additional information and annual and semi- annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your Contract Value resulting from the performance of the Covered Funds you have chosen.
We do not recommend or endorse any particular Covered Fund and we do not provide investment advice.
The Contract
The Contract is available for purchase by individuals through an IRA.
Purchasing the Contract
You may acquire a Contract by completing and sending to us a Contract application and your initial Contribution. After we approve the application, we will issue your Contract. If your Contract application is complete, we will allocate your initial Contribution to the Variable Accounts according to the instructions you provide in your application within two Business Days of receiving the application at our Administrative Offices. If your application is incomplete, we will contact you to obtain the missing information. If your Contract
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application remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a Contract application within five Business Days of our receipt of the incomplete application, we will allocate your initial Contribution within two Business Days of the application’s completion in accordance with your allocation instructions.
Contributions
There is no minimum amount or number of Contributions. The maximum amount of annual contributions is limited by the Code.
Subsequent Contributions
Great-West will allocate your subsequent Contributions according to the allocation instructions you provided in your Contract application. Great-West will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to Contractowners, to refuse any Contribution. Any Contribution that causes a Contract Value to exceed $5 million may require Great-West’s prior approval.
You will receive a statement of your Contract Value no less frequently than annually. You may also review your Contract Value through KeyTalk® or via the Internet.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great- West receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix A. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your Contract Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
CALIFORNIA RESIDENTS ONLY – Age 60 and Older
If you are a California resident age 60 or older when your Contract is issued, you have a 30-day right to cancel your Contract and you must instruct us whether you want to receive a return of your Contribution(s) or a return of Contract Value on exercising the right to cancel. Your choice will affect how we allocate your Contribution(s) during the 30-day period. You may cancel your Contract within 30 days of the date you received it and receive a refund by delivering a Request to cancel to our Administrative Offices or to an authorized agent of Great-West. If you deliver the Request by US mail, it must be postmarked prior to the expiration of the free look period.
If you choose a return of Contribution(s), we will allocate your entire initial Contribution and any subsequent Contributions made during the 30-day period following your Contract date to the Great-West Government Money Market Fund, which is advised by Great- West Capital Management LLC. If you choose to exercise your free look right under the Contract using this option, you will receive a refund equal to the greater of (i) your Contribution(s) plus fees and charges (less any withdrawals taken) and (ii) your Contract Value plus any fees and charges (less withdrawals taken). We will refund the amount to you within 30 days from the date we received your Request to cancel. The Great-West Government Money Market Fund is available solely to California residents age 60 and older who elect to receive a return of Contribution(s) on the exercise of their free look right. It is not a Covered Fund or an investment option available for future allocations or transfers, and it has no connection with the operation of the Guaranteed Lifetime Withdrawal Benefit.
If you choose to allocate your initial Contribution and any subsequent Contributions to the Covered Funds during the 30-day period following your Contract date, cancellation shall entitle you to a refund of the Contract Value plus any fees and charges (less withdrawals taken), which amount may be higher or lower than your Contribution(s), depending on the investment performance of the Covered Fund you selected. We will refund the amount to you within 30 days of our receipt of your Request to cancel.
If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
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Assignments and Transfers
In general, your interest in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
Contract Value
Your Contract Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a)	is the net result of:
(i)	the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)	the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii)	a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)	is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)	is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your Contract Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners of any changes that affect their Contract.
The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the Contract Value equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not
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directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to you for the rest of your life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse and the sole beneficiary of the Contractowner.
The GLWB provides two basic protections to Contractowners who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the Contractowner from:
•	longevity risk, which is the risk that the Contractowner will outlive the assets invested in the Covered Fund; and
•	income volatility risk, which is the risk of downward fluctuations in the Contractowner’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the Contract will retain a certain value or that the value of the Covered Fund or the Contract will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the Contractowner lives, the Contractowner will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the Contractowner’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to pay Installments only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a Contractowner may withdraw each year to GAWs. A Contractowner who needs to take Excess Withdrawals may not receive the full benefit of the GLWB.
If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
You should discuss your investment strategy and risk tolerance with your financial advisor before purchasing the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement.
Any payments we are required to make under the GLWB that exceed your Contract Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated separately for your Contract Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.
Another consequence of calculating the GLWB separately for Contract Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.
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The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•	The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•	The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•	The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.90%.
You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your Contract Value. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee either on your Election Date or on the first Business Day of the year that is ten years before the Target Date of the Lifetime Fund, whichever is later.
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, you may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). You are responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the Contractowner (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the Contractowner may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1⁄2 may result in certain tax penalties.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the Contractowner (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the Contractowner (and the surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the Contractowner invests. You may not make additional Contributions after the Settlement Phase begins.
Cancellation of the GLWB
The GLWB is cancelled when the Covered Fund Value and Benefit Base are reduced to zero before the Settlement Phase as a result of one or more Excess Withdrawals. If the GLWB is cancelled, the Benefit Base, GAW, and any other benefit under the GLWB shall terminate.
Numerical Example Where GLWB Is NOT Cancelled:
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Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $49,500
Covered Fund Value after Excess Withdrawal = $50,000 - $49,500 = $500
Covered Fund Value adjustment = $500/$50,000 = 0.01
Adjusted Benefit Base = $100,000 x 0.01 = $1,000
New GAW Installment amount = $1,000 * 5% = $50
Numerical Example Where GLWB Is Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $50,000 = $0
Covered Fund Value adjustment = $0/$50,000 = 0
Adjusted Benefit Base = $100,000 x 0 = $0
So, as the Benefit Base is depleted, the GLWB is cancelled.
Termination of the GLWB
The GLWB will automatically terminate as provided in the Contract for reasons including, but not limited to, those set forth below:
•	on the Annuity Commencement Date;
•	upon death of the single Covered Person if there is no surviving Covered Person or, if there are joint Covered Persons, the death of the second to die if the second Covered Person continues the Contract;
•	subject to any applicable grace period, if Great-West does not receive the Guarantee Benefit Fee on the date the fee is due;
•	if a Covered Fund is discontinued or otherwise removed and the Contractowner after receiving notice does not agree to Transfer such Covered Fund Value to a comparable Covered Fund currently made available by Great-West within 60 days; and
•	if the Owner terminates the Contract and the Covered Person is not in the Settlement Phase.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your Contract Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
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Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The Contractowner’s Benefit Base and Covered Fund Value may not be equal to one another. In the event of a distribution from a retirement plan in which the Contractowner was invested in a Great-West approved GLWB, the Contractowner may be able to restore his or her Benefit Base established in such retirement plan by rolling over the proceeds from the distribution directly into the Contract.
Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
In the event of a distribution from a tax-deferred retirement plan established under Section 401(a), 403(a), 403(b), or governmental 457 (b) of the Code (each a “tax-deferred retirement plan”), under which the IRA Owner was invested in a Great-West approved GLWB benefit, the IRA Owner can proportionately restore his or her Benefit Base established in such a tax-deferred retirement plan by rolling over those eligible proceeds directly into an IRA and the Contract. Additionally, if an IRA Owner was invested in another contract with a Great-West approved GLWB benefit under an IRA or an individual retirement annuity, the IRA Owner can convert the IRA Owner’s Benefit Base under such contract and restore the respective Benefit Base under the Contract by transferring the proceeds directly into the Contract as permitted under the Code.
If a Benefit Base is restored under the Contract, the IRA Owner will be subject to all elections made under the prior contract and will be placed in the same “phase” under the Contract. In order to restore a Benefit Base under the Contract, the IRA Owner must (i) invest the covered fund proceeds under the old contract in comparable Covered Fund(s) in the Contract; and (ii) submit a request, in Good Order, to restore the Benefit Base.
After the initial Benefit Base is established:
•	We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time you make a Contribution to the Covered Fund.
•	We decrease the Covered Fund’s Benefit Base on a proportionate basis each time you make an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•	On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•	The Benefit Base is used only for purposes of calculating your Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•	It is important that you do not confuse the Benefit Base with the Covered Fund Value.
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•	During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time you make a Contribution or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•	The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your Contractowner Account
You may make additional Contributions at any time during the Accumulation Phase. Subject to the requirements of federal tax law, additional Contributions may be made by cash deposit, transfers from other IRAs, or rollovers from certain retirement accounts. All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the Contractowner’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limits or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect your future benefits under the GLWB. In the event you decide to take an Excess Withdrawal, as discussed below, the Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000 Covered
Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
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Transfers
Transfers of Contract Value between Variable Accounts that invest in Covered Funds or to other IRA investments are treated as withdrawals -- which during the Accumulation Phase are all treated as Excess Withdrawals -- from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. In the event of an Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result in only a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A Contractowner who Transfers Contract Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Contractowners.
Death During the Accumulation Phase
If the Contractowner dies during the Accumulation Phase, then the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the beneficiary’s election. A beneficiary that is the Spouse of the Contractowner may roll over the Contract Value to an individual retirement account or annuity that offers a Great-West approved GLWB feature, if available. In this situation, the individual retirement account or annuity will not restore the Contractowner’s Benefit Base, but will establish a new Benefit Base calculated by reference to the Contract Value allocated to each Covered Fund.
If the Contractowner dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the Contractowner dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the Contractowner’s death.
As required by Section 72 of the Code, distributions must be made from the Contract upon the death of the Contractowner. For this purpose, where the Contractowner is a non-natural person, the death of the IRA Owner will be treated as the death of the Contractowner.
•	If the Contractowner dies before the annuity starting date, all amounts under the Contract must be distributed within five years of the Contractowner’s death unless the beneficiary chooses to begin payments over the beneficiary’s life or life expectancy beginning within one year of the Contractowner’s death. Alternatively, a surviving Spouse may elect to treat the Contract as his or her own.
•	If a Contractowner dies after the annuity starting date, payments must continue to be made at least as rapidly as during the Contractowner’s life.
The Withdrawal Phase
The Withdrawal Phase begins when the Contractowner elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55. Distributions prior to age 59 1⁄2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s).
In order to initiate the Withdrawal Phase, the Contractowner must submit a written Request to Great-West.
Any distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s), we will determine the amount of the GAW.
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Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The Ratchet Date will be the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your Contract Value on a dollar- for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the Contractowner elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
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Installment Frequency Options
The Contractowner may elect to receive installments on the following intervals:
(a)	Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)	Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)	Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)	Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the Contractowner may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a lump sum distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a lump sum distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your Contract Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowner. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
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(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your Contract Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a distribution or Transfer (when combined with Installments and all other distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
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Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of Contract Value that is invested in the Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. If you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
If a Contractowner Requests a distribution or Transfer over the telephone, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a Contractowner makes a Request in writing, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•	Total IRA account value = $100,000
•	Covered Fund Value = $50,000 (50% of total account value)
•	IRA account value held in other investments = $50,000 (50% of total account value)
•	GAW = $2,500
•	Total RMD attributable to the IRA = $3,000
•	RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the Contractowner may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the Contractowner would need to take the remaining $500 RMD from the Contractowner’s other assets in the IRA.
RMD Numerical Example #2:
•	Total IRA account value = $100,000
•	Covered Fund Value = $50,000 (50% of total account value)
•	IRA account value held in other investments = $50,000 (50% of total account value)
•	GAW = $2,500
•	Total RMD attributable to the IRA = $6,200
•	RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the Contractowner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Contractowner would need to withdraw the remaining $3,100 from other assets in the IRA.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
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Death During the Withdrawal Phase
If the Contractowner Dies After the Initial Installment Date as a Sole Covered Person.
If the Contractowner dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining Contract Value shall be distributed in accordance with the Code and the terms of the Contract. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the Contractowner Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the Contractowner’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the Contractowner’s original election until his or her death, if permitted by the Code. Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the terms of the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available.
Any election made by the beneficiary or Covered Person is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the Contractowner. During the Withdrawal Phase, the GAWs are made from the Contract Value.
Installments continue for the life of the Contractowner (and the surviving Covered Person, if any) under the terms of the GLWB, but the Contractowner will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The Contractowner may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
You will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if you had been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no payments will be made to the beneficiary.
Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable DRO. A DRO is a domestic relations order that creates or recognizes the existence of a former Spouse’s right to receive all or a portion of the benefits payable with respect to a Contractowner. A DRO may also assign a former Spouse the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the DRO, the benefits of the GLWB will be altered to comply with the DRO. The former Spouse under the DRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the former Spouse are irrevocable. To the extent that a former Spouse becomes a Contractowner, he or she will be subject to all terms and conditions of the Contract and the Code.
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During the Accumulation Phase
Great-West will make payments to the former Spouse and/or enter into a new Contract with the former Spouse named in a DRO approved during the Accumulation Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
A former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base equal to the current Covered Fund Value on the date he or she enters into a new Contract. If a former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs in accordance with this Contract, the former Spouse will become the single Covered Person and will be subject to the Code. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Withdrawal Phase
Great-West will make payment to the former Spouse or enter into a new Contract with the former Spouse named in a DRO approved during the Withdrawal Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split.
The former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase that equals the Covered Fund Value on the date he or she enters into a new Contract. If the former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will become the single Covered Person, subject to the requirements of the Contract and the Code. The former Spouse cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the Contractowner cannot select a new joint Covered Person. If there is no DRO, the Contractowner will continue to receive the GAWs for his or her life but GAWs will not continue for the former Spouse’s life because the former Spouse will no longer qualify as a Covered Person.
The former Spouse may elect to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date he or she enters into a new Contract. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the former Spouse. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
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During the Settlement Phase
If a Request in connection with a DRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the DRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Contractowner elects to annuitize Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Contract Value among the Variable Accounts or to other IRA investments by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the old Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•	the amounts being Transferred;
•	the Variable Accounts from which the Transfer is to be made; and
•	the Variable Accounts or the other IRA investment that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable Accounts or IRA investments each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contractowners in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses because excessive trading may force the Covered Funds to trade shares of the underlying funds in which they invest more frequently, which would increase the Covered Fund’s acquired fund fees and expenses.
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We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Contractowners. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the Contractowner’s trading activity if prohibited trading is suspected. If a Contractowner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the Contractowner that a trading restriction will be implemented if the Contractowner does not cease the prohibited trading.
If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the Contractowner continues to engage in prohibited trading, we will restrict the Contractowner from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted Contractowners will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the Contractowner will automatically be allowed to resume Transfers into the identified Covered Fund(s).
We endeavor to ensure that our procedures are uniformly and consistently applied to all Contractowners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Contractowners whereby we permit prohibited trading.
The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. Contractowners should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific Contractowners who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Contractowners engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contractowner’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.
Charges and Deductions
Your Contract may offer a grace period following the due date for remittance to Great-West of payments for charges and deductions. During such grace period, if applicable, the Contract will remain in force. Consult your Contract for details regarding applicable grace periods.
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Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average Contract Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the operation of the Net Investment Factor described in the section titled, Contract Value, above.
We may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your Contract Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Election Date. The deduction will be pro-rated among the Covered Funds in which you invest.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from Contract Values when the tax is due. We will give notice to all Contractowners prior to the imposition of any such deductions from the Contract Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Contractowner, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Funds
The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on Contractowner activity. If a Covered Fund imposes such a fee, that fee will be deducted from the Contract Value.
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Custodian or Trustee Service Charges and Fees
The custodian or trustee of the IRA may separately assess charges and fees as part of the services related to offering the IRA. If applicable, those charges and fees are deducted from assets in the IRA, which may include your Contract Value. Charges and fees for these services are described in the agreement between the IRA Owner and the trustee or custodian.
Annuity Payment Options
You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. All or a portion of the Contract Value may be applied to an annuity payment option selected by the Contractowner.
You can choose from the annuity payment options described below and any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the Contract Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your Contract Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Contract Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Contract Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options acceptable to Great-West may be offered. Please contact your GWFS representative to determine the annuity payment options available under your Contract.
Annuity payments may be less than payments guaranteed by the GLWB, and participation in the Contract may not be appropriate for You if You plan to annuitize.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular Contractowner. It does not address the consequences, if any, of holding a Contract or GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. You should consult your own tax advisor regarding the potential tax implications of purchasing a Contract or GLWB in light of your particular circumstances.
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In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your Contractowner Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
IRAs
This Contract may be held by a traditional IRA, as defined in Section 408(a) of the Code, or a Roth IRA, as defined in Section 408A of the Code. IRAs permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includable in the individual’s gross income for the year. The contributions to a traditional IRA may be deductible in whole or in part, depending on the individual’s income. Certain distributions from retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. No attempt is made here to provide more than general information about the use of the Contract in connection with an IRA.
Distributions under the Contract may be paid to the IRA, if permitted under the terms of the IRA, or directly to you. Distributions paid to the IRA are not in and of themselves taxable. In the case of distributions from an IRA to you, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis (if any) to your total accrued benefit under the IRA. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from IRAs. To the extent amounts are not includable in gross income because they have been properly rolled over to another IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which you reach age 59 1⁄2; (b) distributions following your death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of your and an eligible designated beneficiary; and (d) certain other distributions specified in the Code. For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
Generally, distributions from a traditional IRA must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1⁄2 (if the individual was born before July 1, 1949). Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her eligible designated beneficiary. Distribution requirements also apply to both traditional and Roth IRAs upon the death of the IRA Owner. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed. Distributions from IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status.
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover of a distribution from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct transfers from one IRA to another or conversions from a traditional to a Roth IRA.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB
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If your Spouse is a joint Covered Person, your Spouse must be the sole beneficiary under the Contract.
Traditional IRAs are subject to RMD rules; if you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. Withdrawals during the Withdrawal Phase from your Covered Fund Value taken to meet RMD requirements, in the proportion of your Covered Fund Value to your overall IRA balance (and not taking into account any other IRAs you own), will be deemed to be within the contract limits for your Contract and will not be treated as Excess Withdrawals. The RMD shall not exceed the RMD amount calculated under the Code and regulations issued thereunder as in effect on the Election Date. In the event of a dispute about the RMD amount, our determination will govern.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of IRAs is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor with regard to the suitability of a Contract as an IRA.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the Contractowner’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The Contractowner holds a voting interest in each Variable Account to which Contract Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	The SEC permits, by an order, the postponement for the protection of Contractowners;
•	The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•	When mandated under applicable law.
Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
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The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix A to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you make to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
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Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, Covered Persons, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in the Statement of Additional
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Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory-basis financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Available Information
We have filed a Registration Statement (“Registration Statement”) with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.
The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account.
The SAI contains more specific information relating to the Series Account and Great-West, such as:
•	general information;
•	information about Great-West Life & Annuity Insurance Company and the Separate Account;
•	services;
•	withholding; and
•	financial statements.
For a free copy of the Great-West SecureFoundation® II Statement of Additional Information, mail your request to the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
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Appendix A - State Variations
STATE	CONTRACT
AL
AK
AZ
AR
CA	Over 60 front Cover:
IMPORTANT
YOU HAVE PURCHASED A VARIABLE ANNUITY CONTRACT. CAREFULLY REVIEW IT FOR LIMITATIONS. THIS POLICY MAY BE RETURNED WITHIN 30 DAYS FROM THE DATE YOU RECEIVED IT. DURING THAT 30-DAY PERIOD, YOUR MONEY WILL BE PLACED IN A FIXED ACCOUNT OR MONEY-MARKET FUND, UNLESS YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO UNDERLYING THE CONTRACT DURING THE 30-DAY PERIOD. IF YOU DO NOT DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO, AND IF YOU RETURN THE POLICY WITHIN THE 30-DAY PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE PREMIUM AND POLICY FEES. IF YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO DURING THE 30 DAY PERIOD, AND IF YOU RETURN THE POLICY DURING THAT PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE POLICY’S ACCOUNT VALUE ON THE DAY THE POLICY IS RECEIVED BY THE INSURANCE COMPANY OR AGENT WHO SOLD YOU THIS POLICY, WHICH COULD BE LESS THAN THE PREMIUM YOU PAID FOR THE POLICY. A RETURN OF THE POLICY MAY RESULT IN A SUBSTANTIAL PENALTY.
You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the Empower Retirement IRA Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus any fees or charges deducted from the premiums or imposed under the Contract.
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY
Contract:Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.
CO
CT
DC	Contract:Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.
DE
FL	Contract: Page 10
SECTION 5. CONTRIBUTIONS AND DEPOSITS
5.01 Contributions
The Company reserves the right to stop accepting Contributions altogether only if required by law or if the Company can no longer support the Guarantees under the Contract or if the Company stops selling the Contract.

GA
HI
ID
IL

STATE	CONTRACT
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV

STATE	CONTRACT
WI
WY

VARIABLE ANNUITY-8 SERIES ACCOUNT
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2020, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at (866) 317-6586.
The date of this Statement of Additional Information is
May 1, 2020
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company (the “Company”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On January 24, 2019, the Company announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions. The Contract will not be impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A.    Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
B.    Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory-basis financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
1

C.    Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
2

AUDITED FINANCIAL REPORT

* 6 8 3 2 2 2 0 1 9 2 2 0 0 0 1 0 0 *

Great-West Life & Annuity

Audited Annual Statutory Report

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2019 and 2018 and

Related Statutory Statements of Operations

Changes in Capital and Surplus and Cash Flows for Each of the Three Years in the Period Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

1

2

Deloitte & Touche LLP 1601 Wewatta Street Suite 400

Denver, CO 80202-3942

USA

Tel: 1 303 292 5400

Fax: 1 303 312 4000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

Opinion on the Statutory-basis financial Statements

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company (the "Company") (a wholly-owned subsidiary of GWL&A Financial Inc.), as of December 31, 2019 and 2018, the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the "statutory-basis financial statements"). In our opinion, because of the effects of the matters discussed in the following paragraph, the statutory-basis financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, as described in Note 1 to the statutory-basis financial statements.

Basis for Opinion

These statutory-basis financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's statutory-basis financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statutory-basis financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the statutory-basis financial statements, the accompanying statutory-basis financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company, as portions of certain expenses represent allocations made from affiliates.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 3, 2020

We have served as the Company's auditor since 1981

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2019 and 2018

(In Thousands, Except Share Amounts)

	December 31,

	2019	2018
Admitted assets:
Cash and invested assets:
Bonds	$13,803,525	$20,654,118
Common stock	144,888	131,883
Mortgage loans (net of allowances of $745 and $746)	2,692,690	4,206,865
Real estate occupied by the company	43,283	37,555
Real estate held for the production of income	1,365	1,407
Contract loans	3,995,291	4,122,637
Cash, cash equivalents and short-term investments	818,328	229,003
Securities lending collateral assets	303,282	45,102
Other invested assets	402,891	606,787

Total cash and invested assets	22,205,543	30,035,357
Investment income due and accrued	192,278	284,303
Premiums deferred and uncollected	15,199	25,795
Reinsurance recoverable	37,806	8,090
Current federal income taxes recoverable	44,457	71,875
Deferred income taxes	97,203	150,497
Due from parent, subsidiaries and affiliates	63,595	50,107
Other assets	490,832	504,571
Assets from separate accounts	25,634,438	24,654,916

Total admitted assets	$48,781,351	$55,785,511

See notes to statutory financial statements.		Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus December 31, 2019 and 2018

(In Thousands, Except Share Amounts)

	December 31,

	2019	2018
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$19,638,498	$27,501,121
Aggregate reserves for accident and health policies	—	276,762
Liability for deposit-type contracts	60,296	189,895
Life and accident and health policy and contract claims	44,258	123,705
Provision for policyholders' dividends	24,111	31,184
Liability for premiums received in advance	2	13,926
Liability for contract deposit funds	—	150,981
Unearned investment income	59	622
Asset valuation reserve	194,032	204,393
Interest maintenance reserve	(2,006)	50,674
Due to parent, subsidiaries and affiliates	77,613	41,735
Commercial paper	99,900	98,859
Payable under securities lending agreements	303,282	45,102
Repurchase agreements	—	664,650
Other liabilities	1,265,123	410,076
Liabilities from separate accounts	25,634,428	24,654,907

Total liabilities	47,339,596	54,458,592
Commitments and contingencies (see Note 20)
Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 7,320,176 shares issued and outstanding	7,320	7,320
Surplus notes	395,811	591,699
Gross paid in and contributed surplus	714,300	710,271
Unassigned funds	324,324	17,629

Total capital and surplus	1,441,755	1,326,919
Total liabilities, capital and surplus	$48,781,351	$55,785,511
See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,

	2019	2018	2017
Income:

Premium income and annuity consideration	$(5,366,421)	$7,592,609	$5,270,518
Net investment income	1,099,451	1,307,387	1,266,963
Amortization of interest maintenance reserve	8,280	24,863	22,045
Commission and expense allowances on reinsurance ceded	265,105	5,211	31,582
Fee income from separate accounts	101,629	160,573	160,280
Reserve adjustment on reinsurance ceded	(592,883)	(1,975,763)	(490,424)
Miscellaneous income	267,637	250,272	220,204

Total income	(4,217,202)	7,365,152	6,481,168
Expenses:
Death benefits	204,509	380,057	276,519
Annuity benefits	155,286	228,530	203,679
Disability benefits and benefits under accident and health policies	17,762	41,719	44,208
Surrender benefits	4,403,521	5,895,938	4,992,338
(Decrease) increase in aggregate reserves for life and accident and health policies
and contracts	(8,139,385)	917,510	915,763
Other benefits	6,208	10,528	12,032

Total benefits	(3,352,099)	7,474,282	6,444,539
Commissions	162,942	196,489	199,814
Other insurance expenses	496,310	488,250	522,610
Net transfers from separate accounts	(1,328,143)	(1,112,465)	(944,644)
Interest maintenance reserve release on reinsurance ceded	(512,033)	—	—

Total benefit and expenses	(4,533,023)	7,046,556	6,222,319
Net gain from operations before dividends to policyholders, federal income	315,821	318,596	258,849
taxes and realized capital gains (losses)
Dividends to policyholders	23,461	31,276	38,782
Net gain from operations after dividends to policyholders and before federal

income taxes and net realized capital gains (losses)	292,360	287,320	220,067
Federal income tax (benefit) expense	(98,467)	(17,604)	50,584

Net gain from operations before net realized capital gains (losses)	390,827	304,924	169,483
Net realized capital (losses) gains less capital gains tax and transfers to interest	(8,022)	10,576	535
maintenance reserve
Net income	$382,805	$315,500	$170,018

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,

	2019	2018	2017
Capital and surplus, beginning of year	$1,326,919	$1,129,509	$1,053,333

Net income	382,805	315,500	170,018
Dividends to stockholder	(639,801)	(152,295)	(145,301)
Change in net unrealized capital gains (losses), net of income taxes	57,398	(11,491)	(17,021)
Change in minimum pension liability, net of income taxes	(4,209)	3,824	2,459
Change in asset valuation reserve	10,360	(846)	(18,503)
Change in non-admitted assets	92,424	28,921	96,814
Change in net deferred income taxes	(129,400)	(40,732)	(110,528)
Change in liability for reinsurance in unauthorized companies	—	—	2
Capital paid-in	—	—	27
Surplus paid-in	4,029	4,093	86,480
Change in surplus as a result of reinsurance	537,566	—	—
Change in capital and surplus as a result of separate accounts	(428)	(208)	(211)
Change in unrealized foreign exchange capital (losses) gains	(20)	(1,125)	(88)
Change in surplus notes	(195,888)	51,769	12,028

Net change in capital and surplus for the year	114,836	197,410	76,176
Capital and surplus, end of year	$1,441,755	$1,326,919	$1,129,509

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,
	2019	2018	2017
Operating activities:

Premium income, net of reinsurance	$3,654,066	$5,352,630	$5,208,527
Investment income received, net of investment expenses paid	962,732	1,136,338	1,111,282
Other miscellaneous expense received (paid)	577,059	160,008	(77,825)
Benefit and loss related payments, net of reinsurance	(4,542,350)	(6,417,233)	(5,393,966)
Net transfers from separate accounts	1,375,094	1,097,423	909,388
Commissions, other expenses and taxes paid	(526,161)	(644,838)	(669,995)
Dividends paid to policyholders	(30,537)	(38,959)	(46,583)
Federal income taxes received (paid), net	5,267	(38,241)	(15,138)

Net cash provided by operating activities	1,475,170	607,128	1,025,690
Investing activities:

Proceeds from investments sold, matured or repaid:
Bonds	2,430,562	3,351,579	5,719,282
Stocks	19,187	3,704	14,597
Mortgage loans	343,441	357,545	399,982
Other invested assets	19,597	25,233	14,614
Net gains on cash, cash equivalents and short-term investments	5	—	(1)
Miscellaneous proceeds	24,100	22,212	—
Cost of investments acquired:
Bonds	(2,770,357)	(3,398,701)	(6,023,940)
Stocks	(3,585)	(38,742)	(99)
Mortgage loans	(114,542)	(697,245)	(844,304)
Real estate	(9,052)	(4,319)	(2,980)
Other invested assets	(46,617)	(36,870)	(31,194)
Miscellaneous applications	—	(39,654)	(67,286)
Net change in contract loans and premium notes	(3,120)	(1,355)	(12,161)
Net cash used in investing activities	(110,381)	(456,613)	(833,490)
Financing and miscellaneous activities:

Surplus notes	(195,000)	51,410	12,000
Capital and paid in surplus	3,130	3,325	84,944
Deposit-type contract withdrawals, net of deposits	(5,399)	(18,908)	(21,673)
Dividends to stockholder	(639,801)	(152,295)	(145,301)
Funds borrowed (repaid), net	1,041	(1,027)	2,348
Other	60,135	(45,670)	(69,344)

Net cash used in financing and miscellaneous activities	(775,894)	(163,165)	(137,026)
Net increase (decrease) in cash, cash equivalents and short-term investments and	588,895	(12,650)	55,174
restricted cash

Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	229,434	242,084	186,910

End of year	$818,329	$229,434	$242,084

The cash, cash equivalents and short-term investments and restricted cash balance at December 31, 2019 includes

$1 of restricted cash which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

Year Ended December 31,

	2019		2018	2017
Non-cash investing and financing transactions during the year:
Share-based compensation expense		$899	$768	$1,563
Fair value of assets acquired in settlement of bonds		—	28,815	9,659
Non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the Protective transaction.
See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the "Company" or "GWL&A") is a direct wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC ("Lifeco U.S.") and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance ("Division").

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP"), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company's statutory financial statements as compared to NAIC SAP or the Division's prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant of these differences are as follows:

•Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve ("AVR") is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve ("IMR") consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment ("OTTI") is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non- credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in "Unrealized losses and OTTI" in the notes to the statutory financial statements.

•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

(losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced ("TBA") securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•The excess of the cost of acquiring an entity over the Company's share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. Under GAAP, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite- lived intangible assets are amortized over their estimated useful lives under GAAP.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Ceded aggregate reserves and policy and contract claim liabilities are netted against aggregate reserves for life policies and contracts for statutory accounting purposes. Under GAAP, these items are reported as reinsurance recoverable.

•Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•The policyholder's share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, the gain from the Protective transaction, net of income taxes, is initially reported as a change in capital and surplus as a result of reinsurance and subsequently recognized in net income as the net-of-tax profits emerge on the reinsured block business. Under GAAP, the gain is included in net income.

The preparation of financial statements in conformity with statutory accounting principles requires the Company's management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management's risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company's allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management's periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring ("TDR"). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•Limited partnership interests are included in other invested assets and are accounted for using either net asset value per share ("NAV") as a practical expedient to fair value or the equity method of accounting with changes in these values recognized in unassigned surplus in the period of change. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity's operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity's operations.

•Common stocks, other than stocks of subsidiaries, are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market securities that are traded in an active market, and are carried at fair value.

•The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short- term investments. Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company's behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or re-pledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•The Company's OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•The length of time for which the estimated fair value has been below cost;

•Downgrade of a bond investment by a credit rating agency;

•Deterioration of the financial condition of the issuer;

•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold, but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company's Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three- level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company's assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For bond and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker's inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company's securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross- currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company's over-the-counter ("OTC") derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company's guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company's general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company's exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain "embedded" derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company's adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2019, 2018, and 2017.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2019, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 9% equity, 34% fixed income, and 57% cash and short terms. At December 31, 2018, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 8% equity and 92% fixed income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default ("in process of foreclosure"), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner's Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company's estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

2. Accounting Changes

Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving ("PBR") as a new method for calculating life insurance policy reserves. In cases where the PBR reserve is higher, it will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. PBR is effective for 2017; however, companies are permitted to delay implementation until January 1, 2020. The Company adopted this standard on January 1, 2020, which did not have a material effect on the Company's financial statements.

In 2018, the Statutory Accounting Principles Working Group adopted, as final, a new SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, and a corresponding Issue Paper No. 159, Special Accounting for Limited Derivatives. The new SSAP, which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees, was adopted with an effective date of January 1, 2020, with early adoption permitted as of January 1, 2019. The adoption of this standard did not have a material effect on the Company's financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial

					statement
Description	Related party	2019	2018	2017	line

Provides corporate support service	Insurance affiliates:	$ (23,958)	$(15,522)	$(14,610)	Other
	Great-West Life & Annuity Insurance				insurance
	Company of New York ("GWL&A				benefits and
	NY")(1),The Canada Life Assurance Company				expenses
	("CLAC")(2) and Great-West Life Assurance
	Company ("Great-West Life")(2)

	Non-insurance affiliates:	(151,179)	(142,424)	(113,504)
	Empower Retirement, LLC ("Empower")(1),
	Advised Assets Group, LLC ("AAG")(1),
	Great-West Capital Management, LLC
	("GWCM")(1), Great-West Trust Company,
	LLC ("GWTC")(1), GWFS Equities, Inc.
	("GWFS")(1),Great-West Financial Retirement
	Plan Services ("Great-West RPS")(1) Emjay,
	Inc.(1)and MAM Holding Inc. (2)
	Total	(175,137)	(157,946)	(128,114)
Receives corporate support services	Insurance affiliates:	2,183	1,711	1,966	Other
	CLAC(1) and Great-West Life(1)				insurance
					benefits and
	Non-insurance affiliates:	3,392	3,381	3,128
					expenses
	Putnam(2) and Great West Global(2)
	Total	5,575	5,092	5,094
Provides marketing, distribution and	Non-insurance affiliate:	172,702	198,976	202,880	Other
administrative services to certain	GWFS(1)				income
underlying funds and/or mutual
funds

Provides record-keeping services	Non-insurance affiliates:	45,101	38,200	30,517	Other
	GWTC(1)				income
	Non-insurance related party:	61,194	65,281	65,743
	Great-West Funds(4)
	Total	106,295	103,481	96,260

Receives record-keeping services	Insurance affiliate:	(2,328)	(2,551)	(2,423)	Other
	GWL&A NY(1)				income

	Non-insurance affiliates:	(388,302)	(342,803)	(316,923)
	Empower(1) and GWTC(1)
	Total	(390,630)	(345,354)	(319,346)
Receives custodial services	Non-insurance affiliate:	(13,526)	(12,410)	(11,854)	Other
	GWTC(1)				income
Receives reimbursement from tax	Non-insurance affiliate:	9,733	9,140	9,611	Other
sharing indemnification related to	Putnam Investments LLC ("Putnam")(3)				income
state and local tax liabilities

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

(4)An open-end management investment company, a related party of GWL&A

The Company's separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company's separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2019, 2018 and 2017, these purchases totaled $224,708, $169,857 and $292,774

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $288,076 and $284,278 at December 31, 2019 and 2018, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $15,546 and $32,018 at December 31, 2019 and 2018, respectively.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2019	2018
GWFS(1)	On account	On demand	$34,625	$34,394
CLAC(2)	On account	On demand	11,630	—
GWTC(1)	On account	On demand	7,807	5,489
AAG(1)	On account	On demand	5,141	3,088
GWCM(1)	On account	On demand	1,610	1,367
GWL&A NY(1)	On account	On demand	1,470	—
Great-West RPS(1)	On account	On demand	700	324
GWSC(1)	On account	On demand	509	1,418
Putnam(3)	On account	On demand	103	4,027
Total			$63,595	$50,107

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2019	2018
Empower	On account	On demand	$76,024	$35,385
CLAC(2)	On account	On demand	917	4,032
Putnam(3)	On account	On demand	—	770
Other related party payables	On account	On demand	672	1,548

Total			$77,613	$41,735

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

Included in current federal income taxes recoverable at December 31, 2019 and 2018 is $45,900 and $72,188, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received/(paid) cash payments of $2,727, ($42,577) and $171 from its subsidiary, GWSC, in 2019, 2018 and 2017 respectively, for the utilization of GWSC's operating loss carryforward amounts under the terms of its tax sharing agreement. Additionally, during the years ended December 31, 2019, 2018 and 2017, the Company received interest income of $2,085, $2,527 and $3,044, respectively, from GWSC relating to the tax sharing agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower. During the year ended December 31, 2018, the Company received dividends and return of capital of $106,000 and $680, respectively, from its subsidiaries, the largest being $42,000 from AAG. During the year ended December 31, 2017, the Company received dividends and return of capital of $82,500 and $1,150,000, respectively, from its subsidiaries, the largest being $35,000 from Empower.

During the years ended December 31, 2019 and 2018, the Company paid cash dividends to GWL&A Financial in the amounts of $639,801 and $152,295, respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets Investments in bonds consist of the following:

		December 31, 2019

	Book/adjusted	Gross unrealized	Gross unrealized
	carrying value	gains	losses	Fair value

U.S. government	$11,076	$1,446	$—	$12,522
U.S. states, territories and possessions	656,713	85,867	—	742,580
Political subdivisions of states and territories	204,355	18,098	—	222,453
Special revenue and special assessments	—	—	—	—
Industrial and miscellaneous	8,024,719	453,056	2,842	8,474,933
Parent, subsidiaries and affiliates	10,810	—	—	10,810
Hybrid securities	165,032	147	14,831	150,348
Loan-backed and structured securities	4,730,820	77,213	11,915	4,796,118

Total bonds	$13,803,525	$635,827	$29,588	$14,409,764
		December 31, 2018

	Book/adjusted	Gross unrealized	Gross unrealized
	carrying value	gains	losses	Fair value

U.S. government	$6,306	$926	$22	$7,210
U.S. states, territories and possessions	1,025,470	91,508	672	1,116,306
Political subdivisions of states and territories	842,211	63,945	2,034	904,122
Special revenue and special assessments	687	4	—	691
Industrial and miscellaneous	12,849,382	237,900	321,254	12,766,028
Parent, subsidiaries and affiliates	15,102	—	—	15,102
Hybrid securities	234,411	77	31,209	203,279
Loan-backed and structured securities	5,680,549	91,517	96,761	5,675,305

Total bonds	$20,654,118	$485,877	$451,952	$20,688,043

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	December 31, 2019

	Book/adjusted
	carrying value	Fair value

Due in one year or less	$1,053,930	$1,065,718
Due after one year through five years	3,370,602	3,501,754
Due after five years through ten years	3,969,600	4,226,424
Due after ten years	1,204,726	1,346,011
Loan-backed and structured securities	4,720,976	4,786,163

Total bonds	$14,319,834	$14,926,070

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,

	2019	2018	2017
Consideration from sales	$18,741,779	$12,788,008	$17,492,392
Gross realized gains from sales	511,103	32,672	34,506
Gross realized losses from sales	46,129	30,960	56,354

The proceeds from sales include securities transferred to Protective as part of the Protective transaction (see Note 9 for additional information).

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

			December 31, 2019
	Less than twelve months		Twelve months or longer		Total

		Unrealized		Unrealized		Unrealized
		loss and		loss and		loss and
Bonds:	Fair value	OTTI	Fair value	OTTI	Fair value	OTTI

Industrial and miscellaneous	$435,115	$2,113	$620,988	$36,363	$1,056,103	$38,476
Hybrid securities	12,402	93	116,868	14,739	129,270	14,832
Loan-backed and structured securities	745,246	4,367	585,239	9,796	1,330,485	14,163

Total bonds	$1,192,763	$6,573	$1,323,095	$60,898	$2,515,858	$67,471
Total number of securities in an
unrealized loss position		95		102		197

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

			December 31, 2018

	Less than twelve months		Twelve months or longer		Total
		Unrealized		Unrealized		Unrealized
		loss and		loss and		loss and
Bonds:	Fair value	OTTI	Fair value	OTTI	Fair value	OTTI

U.S. government	$116	$4	$818	$19	$934	$23
U.S. states, territories and possessions	42,429	360	11,365	312	53,794	672
Political subdivisions of states and territories	103,774	1,115	28,604	919	132,378	2,034
Industrial and miscellaneous	6,334,837	235,993	2,763,614	201,312	9,098,451	437,305
Hybrid securities	104,167	13,710	88,517	17,498	192,684	31,208
Loan-backed and structured securities	2,462,938	46,794	1,568,844	53,417	4,031,782	100,211

Total bonds	$9,048,261	$297,976	$4,461,762	$273,477	$13,510,023	$571,453
Total number of securities in an

unrealized loss position		815		475		1,290

Bonds - Total unrealized losses and OTTI decreased by $503,982, or 88%, from December 31, 2018 to December 31, 2019. The decrease in unrealized losses was across all asset classes and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2019 compared to December 31, 2018, as well as a reduction in bonds with unrealized losses as a result of disposals associated with the Protective transaction. See Note 1 and Note 9 for further discussion of the Protective transaction.

Total unrealized losses greater than twelve months decreased by $212,579 from December 31, 2018 to December 31, 2019. Industrial and miscellaneous account for 60%, or $36,363, of the unrealized losses and OTTI greater than twelve months at December 31, 2019. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 16%, or $9,796, of the unrealized losses and OTTI greater than twelve months at December 31, 2019. Of the $9,796 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $9,277 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 21% and 19% of total invested assets at December 31, 2019 and 2018, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $68,046 and $36,177 as of December 31, 2019 and 2018, respectively. The Company had pledged collateral related to these derivatives of $5,022 and $0 as of December 31, 2019 and 2018, respectively,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2019 the fair value of assets that could be required to settle the derivatives in a net liability position was $63,024.

At December 31, 2019 and 2018, the Company had pledged $5,022 and $30,220, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $71,130 and $71,280 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2019 and 2018, the Company had pledged U.S. Treasury bills in the amount of $2,331 and $8,197, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company's OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

		December 31, 2019

		Net
	Notional	book/adjusted
	amount	carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$8,385
Cross-currency swaps	880,490	35,372	38,370

Total derivatives designated as hedges	902,790	35,372	46,755
Derivatives not designated as hedges:
Interest rate swaps	933,930	2,078	1,487
Futures on equity indices	6,890	545	(17)
Interest rate futures	22,600	1,786	2
Interest rate swaptions	186,550	20	20
Cross-currency swaps	541,142	21,894	20,442

Total derivatives not designated as hedges	1,691,112	26,323	21,934
Total cash flow hedges, and derivatives not designated as hedges	$2,593,902	$61,695	$68,689

(1)The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2)The fair value includes accrued income and expense.

		December 31, 2018

		Net
	Notional	book/adjusted
	amount	carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$6,248
Cross-currency swaps	886,018	55,808	39,109

Total cash flow hedges	908,318	55,808	45,357
Derivatives not designated as hedges:
Interest rate swaps	636,500	(13,645)	(12,775)
Futures on equity indices	137,829	5,920	(786)
Interest rate futures	53,000	2,276	37
Interest rate swaptions	194,330	173	173
Cross-currency swaps	573,703	26,208	24,945

Total derivatives not designated as hedges	1,595,362	20,932	11,594
Total cash flow hedges and derivatives not designated as hedges	$2,503,680	$76,740	$56,951

(1)The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2)The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

Net unrealized gain (loss) on derivatives

recognized in surplus

	Year Ended December 31,
	2019	2018	2017
Derivatives not designated as hedging instruments:
Interest rate swaps	$13,954	$(8,039)	$130
Interest rate swaptions	123	198	(54)
Futures on equity indices	(241)	297	(363)
Interest rate futures	(132)	159	48
Cross-currency swaps	(8,396)	32,525	(39,021)

Total	$5,308	$25,140	$(39,260)

Securities lending

Securities with a cost or amortized cost of $296,583 and $47,218, and estimated fair values of $297,018 and $43,425 were on loan under the program at December 31, 2019 and 2018, respectively.

The following table summarizes securities on loan by category:

December 31,	December 31,

2019
Book/adjusted
carrying value	Fair value
2018
Book/adjusted
carrying value	Fair value
Hybrid securities	$2,224	$2,028	$—	$—
Industrial and miscellaneous	15,734	16,365	47,218	43,425
U.S. government	278,625	278,625	—	—

	$296,583	$297,018	$47,218	$43,425

The Company's securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $303,282 and $45,102 as collateral at December 31, 2019 and 2018, respectively. This cash was reinvested into money markets and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Dollar repurchase agreements

There were no dollar repurchase agreements open at December 31, 2019.

Dollar repurchase agreements with a book/adjusted carrying value of $688,765 at December 31, 2018, was included with bonds in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus. At December 31, 2018, the obligation of $664,650 to repurchase the agreements at a later date was recorded in repurchase agreements liabilities. The following table summarizes the securities underlying the dollar repurchase agreements at December 31, 2018:

		December 31, 2018

Issuer	Book/adjusted	Fair value	Maturity
	carrying value

FHLMC	$66,283	$64,754	1/1/2034
FHLMC	482,628	471,162	1/1/2049
FNMA	35,506	34,925	1/1/2034
FNMA	104,348	101,971	1/1/2049

Total	$688,765	$672,812

The cash collateral of $664,791 related to the dollar repurchase agreement program at December 31, 2018 was primarily reinvested into investment grade corporate securities with a book/adjusted carrying value of $664,791 and fair value of $657,553, with maturities greater than 3 years.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $3,300 and $11,200 at December 31, 2019 and December 31, 2018, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company's behalf was $3,366 and $11,424 at December 31, 2019 and December 31, 2018, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

						December 31, 2019

			Gross (Admitted & Non-admitted) Restricted									Percentage
	Total		G/A	Total	S/A Assets		Total			Total		Gross	Admitted
				Separate								(Admitted &	Restricted
	General	Supporting		Account	Supporting		From			Non-	Total	Non-	to Total
Restricted Asset	Account		S/A	(S/A)	G/A		Prior	Increase/		admitted	Admitted	admitted)	Admitted
Category:	(G/A)		Activity	Restricted	Activity	Total	Year	(Decrease)	Restricted Restricted			Restricted to	Assets
Collateral held
under security
lending	$303,282	$	— $	— $	— $	303,282	$45,102	$258,180	$	— $	303,282	0.62%	0.62%
arrangements
Subject to reverse
repurchase
agreements	3,300		—	—	—	3,300	11,200	(7,900)		—	3,300	0.01%	0.01%
Subject to dollar
repurchase
agreements	—		—	—	—	—	688,765	(688,765)		—	—	0.00%	0.00%
On deposit with	4,294		—	—	—	4,294	4,443	(149)		—	4,294	0.01%	0.01%
states
On deposit with
other regulatory	579		—	—	—	579	603	(24)		—	579	0.00%	0.00%
bodies

Pledged as
collateral not
captured in other
categories:
Futures margin	2,330		—	—	—	2,330	8,197	(5,867)		—	2,330	0.01%	0.01%
deposits
Other collateral	—		—	—	—	—	5,320	(5,320)		—	—	0.00%	0.00%
Derivative cash	5,022		—	—	—	5,022	30,220	(25,198)		—	5,022	0.01%	0.01%
collateral
Other restricted	1,218		—	—	—	1,218	1,259	(41)		—	1,218	0.00%	0.00%
assets
Total Restricted
	$320,025	$	— $	— $	— $	320,025	$795,109	$(475,084)	$	— $	320,025	0.66%	0.66%
Assets

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

						December 31, 2018

		Gross (Admitted & Non-admitted) Restricted									Percentage
	Total	G/A	Total	S/A Assets			Total				Gross	Admitted
			Separate						Total Non-	Total	(Admitted &	Restricted
Restricted Asset	General	Supporting	Account	Supporting			From	Increase/			Non-	to Total
	Account	S/A	(S/A)	G/A			Prior		admitted	Admitted	admitted)	Admitted
Category:	(G/A)	Activity	Restricted	Activity	Total		Year	(Decrease)	Restricted	Restricted	Restricted to	Assets
Collateral held
under security
lending
arrangements	$45,102	$—	$—	$—	$45,102	$	— $	45,102	$—	$45,102	0.08%	0.08%
Subject to
repurchase
agreements	—	—	—	—	—		—	—	—	—	0.00%	0.00%
Subject to reverse
repurchase
agreements	11,200	—	—	—	11,200		23,200	(12,000)	—	11,200	0.02%	0.02%
Subject to dollar
repurchase	688,765	—	—	—	688,765		—	688,765	—	688,765	1.23%	1.23%
agreements

On deposit with	4,443	—	—	—	4,443		4,351	92	—	4,443	0.01%	0.01%
states
On deposit with
other regulatory	603	—	—	—	603		627	(24)	—	603	0.00%	0.00%
bodies

Pledged as
collateral not
captured in other
categories:
Futures margin
deposits	8,197	—	—	—	8,197		3,388	4,809	—	8,197	0.02%	0.02%
Other collateral	5,320	—	—	—	5,320		—	5,320	—	5,320	0.01%	0.01%

Derivative cash	30,220	—	—	—	30,220		42,751	(12,531)	—	30,220	0.05%	0.05%
collateral
Other restricted	1,259	—	—	—	1,259		228	1,031	—	1,259	0.00%	0.00%
assets
Total Restricted	$795,109	$—	$—	$—	$795,109		$74,545	$720,564	$—	$795,109	1.42%	1.43%
Assets

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,

	2019	2018	2017

Bonds	$621,993	$822,645	$817,282
Common stock	455	221	425
Mortgage loans	158,678	169,415	164,055
Real estate	27,577	26,557	25,979
Contract loans	200,298	199,507	198,672
Cash, cash equivalents and short-term investments	16,409	4,749	6,556
Derivative instruments	16,915	16,308	16,216
Other invested assets	121,675	125,821	100,134
Miscellaneous	4,462	1,896	4,552

Gross investment income	1,168,462	1,367,119	1,333,871
Expenses	(69,011)	(59,732)	(66,908)

Net investment income	$1,099,451	$1,307,387	$1,266,963

The amount of interest incurred and charged to investment expense during the years ended December 31, 2019, 2018 and 2017 was $33,188, $22,070 and $29,278, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,

	2019	2018	2017
Net realized capital gains (losses), before federal income tax	$574,371	$4,905	$(19,270)
Less: Federal income tax	120,617	1,030	(6,745)

Net realized capital gains (losses), before IMR transfer	453,754	3,875	(12,525)
Net realized capital gains (losses) transferred to IMR, net
of federal income tax of $122,750, ($1,781) and ($7,032), respectively	461,776	(6,701)	(13,060)
Net realized capital gains (losses), net of federal income tax expense (benefit) of
	$(8,022)	$10,576	$535
($2,133), $2,811 and 287, respectively, and IMR transfer

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2019

Reserve as of December 31, 2018	$50,674
Transferred into IMR, net of taxes	461,776
IMR reinsurance release	(512,034)

Balance before amortization	416
Amortization released to Statement of Operations	(8,280)

Reserve as of December 31, 2019 before non-admit	(7,864)
Change in non-admitted asset	(5,858)

Reserve as of December 31, 2019	$(2,006)

Concentrations

The Company had the following bond concentrations based on total invested assets:

Concentration by type

December 31,

Industrial and miscellaneous

Financial services

20192018

51%56%

Concentration by industry

December 31,

20192018

13%14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $2,693,435 and $4,207,611 as of December 31, 2019 and 2018, respectively. These mortgages were current as of December 31, 2019 and 2018.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2019 and 2018 were 4.70% and 4.61%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2019 and 2018 were 4.05% and 3.51%, respectively.

During 2019 and 2018, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 64% and 69%, respectively.

The balance in the commercial mortgage provision allowance was $745 and $745 as of December 31, 2019 and 2018, respectively. There was no provision activity for the years ended December 31, 2019 and 2018.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

		December 31,
	2019	2018
Multi-family	44%	37%
Industrial	19%	29%
Office	18%	17%
Retail	12%	10%
Other	7%	7%

	100%	100%

	Concentration by geographic area

		December 31,
	2019	2018
Pacific	33%	35%
East North Central	20%	18%
South Atlantic	14%	14%
West South Central	10%	6%
Middle Atlantic	8%	10%
Other	8%	8%
Mountain	7%	9%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

				Fair Value Measurements at Reporting Date
Type of financial instrument					December 31, 2019
		Admitted

	Aggregate	assets and				Net Asset	Total
Assets:	fair value	liabilities	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Bonds	$14,409,764	$13,803,525	$—	$14,395,297	$14,467	$—	$14,409,764
Common stock	20,249	20,249	20,249	—	—	—	20,249
Mortgage loans	2,742,188	2,692,690	—	2,742,188	—	—	2,742,188
Real estate	137,700	44,648	—	—	137,700	—	137,700
Cash, cash equivalents and	818,328	818,328	298,720	519,608	—	—	818,328
short-term investments
Contract loans	3,995,291	3,995,291	—	3,995,291	—	—	3,995,291
Other long-term invested assets	128,287	120,934	—	38,070	—	90,217	128,287
Securities lending collateral assets	303,282	303,282	33,164	270,118	—	—	303,282
Collateral under derivative
counterparty collateral	76,212	76,212	76,212	—	—	—	76,212
agreements

Other collateral	504	504	504	—	—	—	504
Receivable for securities	6,853	5,313	—	6,853	—	—	6,853
Derivative instruments	136,753	124,254	3	136,750	—	—	136,753
Separate account assets	25,690,576	25,634,438	13,992,067	11,326,204	—	372,305	25,690,576

Total assets	$48,465,987	$47,639,668	$14,420,919	$33,430,379	$152,167	$462,522	$48,465,987
Liabilities:

Deposit-type contracts	$57,672	$60,296	$—	$57,672	$—	$—	$57,672
Commercial paper	99,900	99,900	—	99,900	—	—	99,900
Payable under securities	303,282	303,282	33,164	270,118	—	—	303,282
lending agreements
Collateral under derivative
counterparty collateral	71,130	71,130	71,130	—	—	—	71,130
agreements

Other collateral	504	504	504	—	—	—	504
Payable for securities	733,150	733,150	—	733,150	—	—	733,150
Derivative instruments	68,064	62,559	19	68,045	—	—	68,064
Separate account liabilities	346,182	346,182	66	346,116	—	—	346,182

Total liabilities	$1,679,884	$1,677,003	$104,883	$1,575,001	$—	$—	$1,679,884

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

				Fair Value Measurements at Reporting Date
Type of financial instrument				December 31, 2018

		Admitted					Net Asset
	Aggregate	assets and					Value	Total
Assets:	fair value	liabilities	(Level 1)	(Level 2)		(Level 3)	(NAV)	(All Levels)

Bonds	$20,688,043	$20,654,118	$—	$20,666,851		$21,192	$—	$20,688,043
Common Stock	35,635	35,635	35,635	—		—	—	35,635
Mortgage loans	4,176,880	4,206,865	—	4,176,880		—	—	4,176,880
Real estate	137,700	38,962	—	—		137,700	—	137,700
Cash, cash equivalents and	228,997	229,003	188,283	40,714		—	—	228,997
short-term investments
Contract loans	4,122,637	4,122,637	—	4,122,637		—	—	4,122,637
Other long-term invested	392,232	338,837	—	319,299		31	72,902	392,232
assets
Securities lending collateral	45,102	45,102	—	45,102		—	—	45,102
assets
Collateral under derivative
counterparty collateral	101,561	101,561	101,561	—		—	—	101,561
agreements

Other Collateral	9,315	9,315	9,315	—		—	—	9,315
Receivable for securities	9,654	9,654	—	9,654		—	—	9,654
Derivative instruments	114,612	115,922	66	114,546		—	—	114,612
Separate account assets	24,639,265	24,654,916	13,236,266	10,975,973		—	427,026	24,639,265

Total assets	$54,701,633	$54,562,527	$13,571,126	$40,471,656		$158,923	$499,928	$54,701,633
Liabilities:

Deposit-type contracts	$196,778	$189,895	$—	$196,778	$	— $	—	$196,778
Commercial paper	98,859	98,859	—	98,859		—	—	98,859
Payable under securities	45,102	45,102	—	45,102		—	—	45,102
lending agreements
Collateral under derivative
counterparty collateral	71,280	71,280	71,280	—		—	—	71,280
agreements
Other collateral	3,995	3,995	3,995	—		—	—	3,995
Payable for securities	11,096	11,096	—	11,096		—	—	11,096
Derivative instruments	57,660	47,378	814	56,846		—	—	57,660
Dollar repurchase agreements	664,650	664,650	—	664,650		—	—	664,650
Separate account liabilities	251,806	251,806	44	251,762		—	—	251,806

Total liabilities	$1,401,226	$1,384,061	$76,133	$1,325,093	$	— $	—	$1,401,226

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. For low-income housing tax credits, amortized cost approximates fair value.

Limited partnership interests represent the Company's minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair value hierarchy

The following tables present information about the Company's financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

		Fair Value Measurements at Reporting Date
			December 31, 2019

				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock
Mutual funds	$15,545	$—	$—	$—	$15,545
Industrial and miscellaneous	4,704	—	—	—	4,704
Other invested assets
Limited partnerships	—	—	—	90,217	90,217
Derivatives
Interest rate swaps	—	36,516	—	—	36,516
Cross-currency swaps	—	35,457	—	—	35,457
Interest rate swaptions	—	20	—	—	20
Separate account assets (1)	13,935,424	10,123,099	—	372,305	24,430,828
Total assets	$13,955,673	$10,195,092	$—	$462,522	$24,613,287
Liabilities:

Derivatives
Interest rate swaps	$—	$35,029	$—	$—	$35,029
Cross-currency swaps	—	15,015	—	—	15,015
Separate account liabilities (1)	66	346,116	—	—	346,182
Total liabilities	$66	$396,160	$—	$—	$396,226

(1)Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

		Fair Value Measurements at Reporting Date
			December 31, 2018

				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds
Industrial and miscellaneous	$—	$—	$1,275	$—	$1,275
Common stock
Mutual funds	30,969	—	—	—	30,969
Industrial and miscellaneous	4,666	—	—	—	4,666
Other invested assets
Limited partnerships	—	—	—	72,902	72,902
Derivatives
Interest rate swaps	—	8,964	—	—	8,964
Cross-currency swaps	—	39,705	—	—	39,705
Interest rate swaptions	—	173	—	—	173
Separate account assets (1)	13,212,700	9,887,836	—	427,026	23,527,562
Total assets	$13,248,335	$9,936,678	$1,275	$499,928	$23,686,216
Liabilities:

Derivatives
Interest rate swaps	$—	$21,740	$—	$—	$21,740
Cross-currency swaps	—	14,760	—	—	14,760
Separate account liabilities (1)	44	251,762	—	—	251,806
Total liabilities	$44	$288,262	$—	$—	$288,306

(1)Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company's non-admitted assets:

	December 31, 2019			December 31, 2018

		Non-			Non-
		admitted	Admitted		admitted	Admitted
Type	Asset	asset	asset	Asset	asset	asset

Cash, cash equivalents and short-term investments	818,329	1	818,328	229,434	431	229,003
Other invested assets	403,986	1,095	402,891	607,793	1,006	606,787
Premiums deferred and uncollected	15,273	74	15,199	25,904	109	25,795
Deferred income taxes	205,256	108,053	97,203	340,645	190,148	150,497
Due from parent, subsidiaries and affiliate	118,239	54,644	63,595	94,542	44,435	50,107
Other prepaid assets	22,712	22,712	—	28,150	28,150	—
Capitalized internal use software	37,917	37,917	—	58,658	58,658	—
Furniture, fixtures and equipment	5,095	5,095	—	4,949	4,949	—
Reinsurance recoverable	37,806	—	37,806	8,468	378	8,090
Other assets	499,620	8,788	490,832	507,110	2,539	504,571

Total	$ 2,164,233	$238,379	$ 1,925,854	$ 1,905,653	$330,803	$ 1,574,850

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table summarizes the Company's aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2019			December 31, 2018

		Non-			Non-
		admitted	Admitted		admitted	Admitted
Type	Asset	asset	asset	Asset	asset	asset

Common stock	$13,537	$—	$13,537	$13,544	$—	$13,544
Other invested assets	156,119	1,095	155,024	143,533	975	142,558

Total	$169,656	$1,095	$168,561	$157,077	$975	$156,102

7. Premiums Deferred and Uncollected

The following table summarizes the Company's ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2019		December 31, 2018

		Net of		Net of
Type	Gross	loading	Gross	loading

Ordinary new business	$—	$—	$427	$221
Ordinary renewal business	16,888	15,199	31,069	25,544
Group life	—	—	32	30

Total	$16,888	$15,199	$31,528	$25,795

8. Business Combination and Goodwill

The Company's goodwill is the result of two types of transactions.

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services ("RPS") large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2019 and 2018, the Company has $23,846 and $28,955, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2019, 2018 and 2017, the Company recorded $5,109, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

					Admitted goodwill as a
				Amount of goodwill	% of SCA
			Admitted goodwill	amortized for the	book/adjusted carrying
	Cost of acquired	Original amount of	as of December 31,	year ended	value, gross of admitted
Acquisition date	entity	admitted goodwill	2019	December 31, 2019	goodwill

August 29, 2014	$64,169	$51,098	$23,846	$5,109	58.8%

In addition, goodwill that arises as a result of the acquisition of various assumption reinsurance agreements is included in goodwill in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. At December 31, 2019 and 2018, this goodwill was fully amortized. During each of the years ended December 31, 2019, 2018 and 2017, the Company recorded $0, $0 and $977, respectively, of goodwill amortization related to these acquisitions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2019, 2018 and 2017 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Effective June 1, 2019, the Company terminated various related party reinsurance agreements and completed the sale, via indemnity reinsurance, of substantially all of its individual life insurance and annuity business to Protective. The Protective transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset (in millions):

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
Admitted Assets:
Bonds	$(7,302)
Mortgage loans	(1,288)
Contract loans	(24)
Cash, cash equivalents and short-term investments	722
Other invested assets	(235)
Investment income due and accrued	(89)
Premiums deferred and uncollected	(10)
Reinsurance recoverable	25
Current federal income taxes recoverable	(1)
Deferred income taxes	(21)
Other assets	(3)

Total admitted assets	$(8,226)
Liabilities, capital and surplus:

Liabilities
Aggregate reserves for life policies and contracts	$(8,287)
Aggregate reserves for accident and health policies	(288)
Liability for deposit-type contracts	(127)
Life and accident and health policy and contract claims	(74)
Provision for experience rated refunds	(63)
Interest maintenance reserve	(66)
Other liabilities	(92)
Transfers to Separate Accounts due or accrued	59

Total liabilities	(8,938)
Capital and surplus:

Gross paid in and contributed surplus	712

Total capital and surplus	712

Total liabilities, capital and surplus	$(8,226)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Statutory Statements of Operations
Income:
Premium income and annuity consideration	$(9,147)
Commission and expense allowances on reinsurance ceded	154
Total income
(8,993)
Expenses:

Decrease in aggregate reserves for life and accident health policies and contracts	(8,575)
Total benefits
(8,575)

Net transfers from separate accounts	59
IMR reinsurance release	(512)
Total benefit and expenses
(9,028)
Net gain from operations after dividends to policyholders and before federal income taxes and net

realized capital gains (losses)	35
Federal income tax benefit	(118)

Statutory net income	$153

Statutory Statements of Changes in Capital and Surplus
Statutory net income	$153
Change in net deferred income tax	(21)
Change in surplus as a result of reinsurance	580

Net change in capital and surplus	$712

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner's Annuity Reserve Valuation Method ("CARVM") and the Commissioner's Reserve Valuation Method ("CRVM"), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%
	- Annuity Funds	2.75% to 11.25%
	- Disability	2.50% to 6.00%
Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard
Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant
Mortality ("IAM"), Group Annuity Reserve ("GAR") 94, 1971 and 1983 Group Annuity Mortality
("GAM"), and Annuity 2000
Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2019 and 2018, the Company had $3,925,596 and $3,904,519, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

			December 31, 2019

		Separate	Separate		Percent of
	General	Account with	Account Non-		Total
	Account	Guarantees	Guaranteed	Total	Gross
Subject to discretionary withdrawal:

With market value adjustment	$915,098	$—	$—	$915,098	3.0%
At book value less current surrender	817,144	—	—	817,144	2.7%
charges of 5% or more
At fair value	—	6,358,077	11,528,947	17,887,024	58.0%

Total with adjustment or at market value	1,732,242	6,358,077	11,528,947	19,619,266	63.7%
At book value without adjustment	97,837	—	—	97,837	0.3%
(minimal or no charge adjustment)
Not subject to discretionary withdrawal	11,091,699	—	—	11,091,699	36.0%

Total gross	12,921,778	6,358,077	11,528,947	30,808,802	100.0%
Reinsurance ceded	71,124	—	—	71,124
Total, net	$12,850,654	$6,358,077	$11,528,947	$30,737,678
			December 31, 2018

		Separate	Separate
	General	Account with	Account Non-		Percent of
	Account	Guarantees	Guaranteed	Total	Total Gross
Subject to discretionary withdrawal:

With market value adjustment	$850,240	$—	$—	$850,240	2.8%
At book value less current surrender	779,760	—	—	779,760	2.5%
charges of 5% or more
At fair value	—	6,460,894	11,311,267	17,772,161	57.5%

Total with adjustment or at market value	1,630,000	6,460,894	11,311,267	19,402,161	62.8%
At book value without adjustment	155,150	—	—	155,150	0.5%
(minimal or no charge adjustment)
Not subject to discretionary withdrawal	11,355,177	—	—	11,355,177	36.7%

Total gross	13,140,327	6,460,894	11,311,267	30,912,488	100.0%
Reinsurance ceded	1,479	—	—	1,479

Total, net	$13,138,848	$6,460,894	$11,311,267	$30,911,009

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

				December 31, 2019

		General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal,		Account	Cash Value	Reserve	Account	Cash Value	Reserve
		Value			Value
surrender values, or policy loans:

Universal life		$6,618,888	$6,617,437	$6,595,652	—	—	—
Other permanent cash value life		—	6,949,889	7,306,841	—	—	—
insurance
Variable universal life		240,230	243,868	244,301	7,063,894	7,063,894	7,063,894
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value		N/A	N/A	164,921	—	—	—
Accidental death benefits		N/A	N/A	1,195	—	—	—
Disability - active lives		N/A	N/A	1,078	—	—	—
Disability - disabled lives		N/A	N/A	126,059	—	—	—
Miscellaneous reserves		N/A	N/A	29,945	—	—	—

Total, gross		6,859,118	13,811,194	14,469,992	7,063,894	7,063,894	7,063,894
Reinsurance ceded		6,859,118	7,330,812	7,621,851	—	—	—

Total, net of reinsurance ceded	$	— $	6,480,382	$6,848,141	$7,063,894	$7,063,894	$7,063,894

December 31, 2018

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal life

Other permanent cash value life insurance

Variable universal life

Not subject to discretionary withdrawal or no cash values:

General Account

Account	Cash Value	Reserve
Value

6,334,915	6,333,521	6,361,629
—	7,397,702	7,706,654
199,833	202,859	203,219

Separate Account - Nonguaranteed

Account	Cash Value	Reserve
Value

—	—	—
—	—	—
5,628,768	5,628,768	5,628,768
Term policies without cash value	N/A	N/A	192,492	—	—	—
Accidental death benefits	N/A	N/A	1,267	—	—	—
Disability - active lives	N/A	N/A	1,184	—	—	—
Disability - disabled lives	N/A	N/A	135,415	—	—	—
Miscellaneous reserves	N/A	N/A	69,467	—	—	—

Total, gross	6,534,748	13,934,082	14,671,327	5,628,768	5,628,768	5,628,768
Reinsurance ceded	—	—	119,159	—	—	—

Total, net of reinsurance ceded	$ 6,534,748	$13,934,082	14,552,169	$ 5,628,768	$5,628,768	$5,628,768

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

11. Liability for Unpaid Claims and Claim Adjustment Expenses

Activity in the accident and health liability for unpaid claims and for claim adjustment expenses included in aggregate reserve for life policies and contracts and accident and health policies, excluding unearned premium reserves, is summarized as follows:

	2019	2018

Balance, January 1, net of reinsurance of $19,082 and $25,283	$247,529	$243,517
Incurred related to:
Current year	9,941	38,844
Prior year	(217,477)	6,634

Total incurred	(207,536)	45,478
Paid related to:
Current year	(9,807)	(10,375)
Prior year	(29,392)	(31,091)

Total paid	(39,199)	(41,466)
Balance, December 31, net of reinsurance of $284,531 and $19,082	$794	$247,529

Reserves for incurred claims and claim adjustment expenses attributable to insured events of prior years has increased (decreased) by ($217,477) and $6,634 during the years ended December 31, 2019 and 2018, respectively. The change in the current year was primarily due to the Protective transaction.

12. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor's Ratings Services and a rating of P-1 by Moody's Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company's commercial paper program:

		December 31,
	2019		2018
Face value		$99,900		$98,859
Carrying value		$99,900		$98,859
Interest expense paid		$2,874		$1,746
Effective interest rate	1.8%	- 2.1%	2.5%	- 2.7%
Maturity range (days)	13	- 24	16	- 25

13. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product

•Group Annuity Product

•Variable Life Insurance Product

•Hybrid Ordinary Life Insurance Product

•Individual Indexed-Linked Annuity Product

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•Individual Annuity

•Group Annuity

•Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•Hybrid Ordinary Life Insurance Product

•Group Annuity - Custom Stable Value Asset Funds

•Variable Life Insurance Product

•Individual Indexed-Linked Annuity Product

The Company's separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company's separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2019 and 2018, the Company's separate account assets that are legally insulated from the general account claims are $25,632,375 and $24,652,973.

As of December 31, 2019 and 2018, $11,266,373 and $0, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $11,649, $11,608, $12,581, $12,961 and $12,542 for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant's account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants' distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund's securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2019

	Non-indexed
	guaranteed less	Non-guaranteed
	than/equal to 4%	separate account	Total

Premiums, considerations or deposits	$528,618	$1,274,716	$1,803,334
Reserves

For accounts with assets at:
Fair value	$7,315,010	$16,440,747	$23,755,757
Amortized cost	1,168,009	—	1,168,009

Total reserves	$8,483,019	$16,440,747	$24,923,766
By withdrawal characteristics:
At fair value	$7,315,010	$16,440,747	$23,755,757
At book value without fair value adjustment and with current	1,168,009	—	1,168,009
surrender charge less than 5%
Total subject to discretionary withdrawals	$8,483,019	$16,440,747	$24,923,766

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	Year Ended December 31, 2018

	Non-indexed
	guaranteed less	Non-guaranteed
	than/equal to 4%	separate account	Total

Premiums, considerations or deposits	$721,339	$1,900,171	$2,621,510
Reserves

For accounts with assets at:
Fair value	$7,286,636	$15,682,027	$22,968,662
Amortized cost	1,107,812	—	1,107,812

Total reserves	$8,394,448	$15,682,027	$24,076,474
By withdrawal characteristics:
At fair value	$7,286,636	$15,682,027	$22,968,663
At book value without fair value adjustment and with current	1,107,812	—	1,107,812
surrender charge less than 5%
Total subject to discretionary withdrawals	$8,394,448	$15,682,027	$24,076,475

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,

	2019	2018	2017
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$1,803,334	$2,621,510	$2,449,357
Transfers from separate accounts	(4,226,616)	(5,198,817)	(4,417,525)

Net transfers from separate accounts	(2,423,282)	(2,577,307)	(1,968,168)
Reconciling adjustments:
Net transfer of reserves to separate accounts	1,203,800	1,464,314	1,023,384
Miscellaneous other	836	528	140
CARVM allowance reinsured	70,071	—	$—
Reinsurance	(179,568)	—	$—

Net transfers as reported in the Statements of Operations	$(1,328,143)	$(1,112,465)	$(944,644)

14. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $194,558 at December 31, 2019 and 2018, respectively. Interest paid on the note was $13,016 for each of the the years ended December 31, 2019, 2018 and 2017, respectively, bringing total interest paid from inception to December 31, 2019 to $195,243. The amount of unapproved principal and interest was $0 at December 31, 2019 and 2018.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

On May 19, 2006, the Company issued a surplus note in the face amount and carrying amount of $333,400 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. Initially, the surplus note bore interest at the rate of 7.203% per annum, and was payable on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month London Interbank Offering Rate. The carrying amount of the surplus note was $0 at December 31, 2019 and 2018. The surplus note became redeemable by the company at the principal amount plus any accrued and unpaid interest after May 16, 2016. On June 15, 2018, this surplus note was redeemed in full. Interest paid on the note was $0, $0 and $12,721 for the years ended December 31, 2019, 2018 and 2017, respectively, bringing total interest paid from inception to December 31, 2019 to $262,875. The amount of unapproved principal and interest was $0 at December 31, 2019 and 2018.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2019, 2018 and 2017 amounted to $420, $420 and $2, respectively, bringing total interest paid from inception to December 31, 2019 to $842. The amount of unapproved principal and interest was $0 at December 31, 2019.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2019 and 2018 amounted to $16,899 and $10,515, respectively, bringing total interest paid from inception to December 31, 2019 to $27,414. The amount of unapproved principal and interest was $0 at December 31, 2019.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2019, 2018 and 2017 amounted to $1,330, $998 and $0, respectively bringing the total amortization from inception to December 31, 2019 amounted to $2,329, leaving an unamortized balance of $37,593 in surplus as part of the surplus note amounts.

Interest paid to GWL&A Financial attributable to these surplus notes, was $30,335, $30,819 and $25,739 for the years ended December 31, 2019, 2018 and 2017, respectively.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $144,176 of dividends during the year ended December 31, 2020, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non- cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2019, 2018, and 2017 the Company paid dividends to GWL&A Financial Inc, totaling $639,801, $152,295, and $145,301 respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,

	2019	2018
Unrealized gains (losses)	$210,179	$152,801
Non-admitted assets	(238,379)	(330,803)
Asset valuation reserve	(194,032)	(204,393)
Provision for reinsurance	(17)	(17)
Separate account business	(1,505)	(1,076)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

15. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset (liability):

	December 31, 2019			December 31, 2018				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$224,934	$—	$224,934	$368,917	$2,793	$371,710	$(143,983)	$(2,793)	$(146,776)
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	224,934	—	224,934	368,917	2,793	371,710	(143,983)	(2,793)	(146,776)
Deferred tax assets non-admitted	(109,435)	1,382	(108,053)	(189,578)	(570)	(190,148)	80,143	1,952	82,095

Net admitted deferred tax asset	115,499	1,382	116,881	179,339	2,223	181,562	(63,840)	(841)	(64,681)
Gross deferred tax liabilities	(18,296)	(1,382)	(19,678)	(31,065)	—	(31,065)	12,769	(1,382)	11,387

Net admitted deferred tax asset	$97,203	$—	$97,203	$148,274	$2,223	$150,497	$(51,071)	$(2,223)	$(53,294)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

(a)Federal income taxes paid in prior years recoverable through loss carrybacks

(b)Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)

(i)Adjusted gross deferred tax assets expected to be realized following the balance sheet date

(ii)Adjusted gross deferred tax assets expected allowed per limitation threshold

(c)Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities

Total deferred tax assets admitted as a result of the application of SSAP No. 101

December 31, 2019			December 31,	2018			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
$ — $	— $	— $	— $	2,224	$2,224	$—	$ (2,224)	$(2,224)
97,203	—	97,203	148,274	—	148,274	(51,071)	—	(51,071)
97,203	—	97,203	148,274	—	148,274	(51,071)	—	(51,071)
—	—	201,129	—	—	175,682	—	—	25,447
18,296	1,382	19,678	31,065	—	31,065	(12,769)	1,382	(11,387)

$ 115,499	$1,382	$ 116,881	$ 179,339	$2,224	$ 181,563	$ (63,840)	$(842)	$(64,682)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2019	2018

Ratio percentage used to determine recovery period and threshold limitation amount	1,247.01%	867.76%
Amount of adjusted capital and surplus used to determine recovery period and threshold	$1,340,863	$1,171,212
limitation

The following table presents the impact of tax planning strategies:

Adjusted gross deferred tax asset

%of adjusted gross deferred tax asset by character attributable to tax planning strategies

Net admitted adjusted gross deferred tax assets

%of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies

December 31, 2019		December 31, 2018		Change

Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
$224,934	$—	$368,917	$2,793	$(143,983)	$(2,793)
—%	—%	—%	—%	—%	—%
$115,499	$1,382	$179,339	$2,224	$(63,840)	$(842)
—%	—%	—%	—%	—%	—%

The Company's tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,

	2019	2018	Change
Current income tax	$(98,474)	$(17,604)	$(80,870)
Federal income tax on net capital gains	120,618	1,030	119,588

Total	$22,144	$(16,574)	$38,718

	Year Ended December 31,

	2018	2017	Change
Current income tax	$(17,604)	$50,584	$(68,188)
Federal income tax on net capital gains	1,030	(6,744)	7,774

Total	$(16,574)	$43,840	$(60,414)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,

Deferred income tax assets:	2019	2018	Change
Ordinary:
Reserves	$33,451	$80,303	$(46,852)
Investments	2,025	4,374	(2,349)
Deferred acquisition costs	—	76,759	(76,759)
Provision for dividends	2,334	3,399	(1,065)
Fixed assets	3,320	3,264	56
Compensation and benefit accrual	23,408	20,890	2,518
Receivables - non-admitted	16,568	13,991	2,577
Tax credit carryforward	114,265	131,409	(17,144)
Other	29,563	34,527	(4,964)

Total ordinary gross deferred tax assets	224,934	368,916	(143,982)
Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	224,934	368,916	(143,982)
Non-admitted ordinary deferred tax assets	(109,435)	(189,578)	80,143

Admitted ordinary deferred tax assets	115,499	179,338	(63,839)
Capital:			—
Investments	—	2,793	(2,793)

Total capital gross deferred tax assets	—	2,793	(2,793)
Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	2,793	(2,793)
Non-admitted capital deferred tax assets	1,382	(569)	1,951

Admitted capital deferred tax assets	1,382	2,224	(842)
Total admitted deferred tax assets	$116,881	$181,562	$(64,681)
Deferred income tax liabilities:

Ordinary:
Investments	$—	$—	$—
Premium receivable	(3,192)	(5,417)	2,225
Policyholder Reserves	(14,089)	(17,644)	3,555
Experience Refunds	—	(5,079)	5,079
Other	(1,015)	(2,925)	1,910

Total ordinary deferred tax liabilities	(18,296)	(31,065)	12,769
Capital
Investments	$(1,382)	$—	$(1,382)

Total capital deferred tax liabilities	(1,382)	—	(1,382)

Total deferred tax liabilities	$(19,678)	$(31,065)	$11,387
Net admitted deferred income tax asset	$97,203	$150,497	$(53,294)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2019	2018	Change
Total deferred income tax assets	$224,934	$371,710	$(146,776)
Total deferred income tax liabilities	(19,678)	(31,065)	11,387

Net deferred income tax asset	$205,256	$340,645	(135,389)
Tax effect of unrealized capital gains (losses)			7,108
Other surplus			(1,119)

Change in net deferred income tax			$(129,400)
	December 31,

	2018	2017	Change
Total deferred income tax assets	$371,710	$404,711	$(33,001)
Total deferred income tax liabilities	(31,065)	(22,523)	(8,542)

Net deferred income tax asset	$340,645	$382,188	(41,543)
Tax effect of unrealized capital gains (losses)			(260)
Other surplus			1,071

Change in net deferred income tax			$(40,732)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

		December 31,
	2019	2018	2017
Income tax expense at statutory rate	$61,396	$60,337	$77,023
Federal tax rate change	—	—	132,029
Earnings from subsidiaries	(22,849)	(22,003)	(28,875)
Swap gain on debt refinancing	—	8,175	—
Ceding commission from Protective, net of transaction expenses	112,889	—	—
Dividend received deduction	(6,161)	(6,657)	(7,992)
Tax adjustment for interest maintenance reserve	(1,739)	(5,221)	(7,716)
Interest maintenance reserve release on Protective transaction	(107,527)	—	—
Prior year adjustment	(1,695)	(4,124)	(1,881)
Tax effect on non-admitted assets	3,425	(3,476)	2,291
Tax credits	(3,660)	(2,901)	(908)
Income tax (benefit) on realized capital gain (loss)	120,618	1,030	(6,744)
Tax contingency	1,129	(607)	359
Other	(4,282)	(395)	(3,219)

Total	$151,544	$24,158	$154,367
	2019	2018	2017
Federal income taxes incurred	$22,144	$(16,574)	$43,839
Change in net deferred income taxes	129,400	40,732	110,528

Total income taxes	$151,544	$24,158	$154,367

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

As of December 31, 2019, the Company had no operating loss carryforwards.

As of December 31, 2019, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $114,265. These credits will begin to expire in 2030.

As of December 31, 2019, the Company has foreign tax credit carryforwards of $107. These credits will begin to expire in 2028.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2019	$132,977
Year Ended December 31, 2018	4,146
Year Ended December 31, 2017	13,328

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company's federal income tax return is consolidated with the following entities (the "U.S. Consolidated Group"):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

The Company, GWL&A NY and GWSC ("GWLA Subgroup") are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables ("Tax Sharing Agreement") among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service ("I.R.S.").

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R") as modified by SSAP No. 101. As of December 31, 2019 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2019 and 2018, the Company recognized approximately $1,129 and $607 of expense and benefit, respectively, from interest and penalties related to the uncertain tax positions. The Company had $1,443 and $314 accrued for the payment of interest and penalties at December 31, 2019 and 2018, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the I.R.S. for years 2014 and prior. These exceptions include loss and credit carryforwards and refund claims. The Company's parent, with which it files a consolidated federal income tax return, is under examination for tax years 2007 through 2012 with respect to foreign tax credit refund claims. Tax years 2015 through 2018 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2019 and December 31, 2018 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

16. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company sponsors an unfunded Post-Retirement Medical Plan (the "Medical Plan") that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018	2019	2018
Change in projected benefit obligation:
Benefit obligation, January 1	$19,539	$19,329	$37,562	$40,921	$57,101	$60,250
Service cost	1,435	1,425		—	1,435	1,425
Interest cost	825	703	1,510	1,357	2,335	2,060
Actuarial (gain) loss	2,059	(1,511)	4,109	(2,316)	6,168	(3,827)
Regular benefits paid	(1,162)	(407)	(2,380)	(2,400)	(3,542)	(2,807)
Amendment	—	—	—	—	—	—
Benefit obligation and underfunded
	$22,696	$19,539	$40,801	$37,562	$63,497	$57,101
status, December 31

Accumulated benefit obligation	$22,696	$19,539	$40,801	$37,562	$63,497	$57,101
	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018	2019	2018
Change in plan assets:
Value of plan assets, January 1	$—	$—	$—	$—	$—	$—
Employer contributions	1,162	407	2,380	2,400	3,542	2,807
Regular benefits paid	(1,162)	(407)	(2,380)	(2,400)	(3,542)	(2,807)

Value of plan assets, December 31	$—	$—	$—	$—	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	December 31,		December 31,		December 31,
	2019	2018	2019	2018	2019	2018
Amounts recognized in the Statutory
Statements of Admitted Assets,
Liabilities, Capital and Surplus:
Accrued benefit liability	$(22,224)	$(20,534)	$(39,470)	$(40,091)	$(61,694)	$(60,625)
Liability for pension benefits	(472)	995	(1,331)	2,529	(1,803)	3,524

Total other liabilities	$(22,696)	$(19,539)	$(40,801)	$(37,562)	$(63,497)	$(57,101)
Unassigned surplus (deficit)	$(472)	$995	$(1,331)	$2,529	$(1,803)	$3,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company's Post- Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	December 31,		December 31,		December 31,
	2019	2018	2019	2018	2019	2018
Unrecognized net actuarial gain (loss)	$2,869	$5,152	$(732) $	3,428	$2,137	$8,580
Unrecognized prior service cost	(3,341)	(4,157)	(599)	(899)	(3,940)	(5,056)

The following table presents amounts in unassigned funds recognized as components of net periodic benefit cost for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

Items not yet recognized as component of net periodic cost on January 1, Prior service cost recognized in net periodic cost

(Gain) loss recognized in net periodic cost

Gain (loss) arising during the year

Items not yet recognized as component of net periodic cost on December 31

Post-Retirement		Supplemental Executive		Total
Medical Plan		Retirement Plan
Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
2019	2018	2019	2018	2019	2018
$995	$(1,251)	$2,529	$(66)	$3,524	$(1,317)
817	817	299	324	1,116	1,141
(225)	(82)	(50)	(45)	(275)	(127)
(2,059)	1,511	(4,109)	2,316	(6,168)	3,827

$(472)	$995	$(1,331)	$2,529	$(1,803)	$3,524

The following table provides information regarding amounts in unassigned funds that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2020:

		Supplemental
	Post-Retirement	Executive
	Medical Plan	Retirement Plan	Total

Net actuarial gain	$(41)	$(29)	$(70)
Prior service cost	817	300	1,117

The expected benefit payments for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

						2025
	2020	2021	2022	2023	2024	through
						2029

Post-retirement medical plan	$916	$1,003	$1,065	$1,153	$1,165	$7,183
Supplemental executive retirement plan	2,567	2,542	10,252	5,746	2,171	8,743

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

Components of net periodic cost (benefit):

Service cost Interest cost

Amortization of unrecognized prior service cost

Amortization of gain from prior periods

Net periodic cost

Post-Retirement			Supplemental Executive				Total
Medical Plan			Retirement Plan
Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
2019	2018	2017	2019	2018	2017	2019	2018	2017
$1,435	$1,425	$1,457	$—	$—	$(16)	$1,435	$1,425	$1,441
825	703	758	1,510	1,356	1,620	2,335	2,059	2,378
817	817	587	299	324	501	1,116	1,141	1,088
(225)	(82)	(33)	(50)	(45)	(54)	(275)	(127)	(87)

$2,852	$2,863	$2,769	$1,759	$1,635	$2,051	$4,611	$4,498	$4,820

The following tables present the assumptions used in determining benefit obligations of the Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2019 and 2018:

	Post-Retirement Medical Plan

		December 31,
	2019	2018
Discount rate	3.16%	4.34%
Initial health care cost trend	6.00%	6.25%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024
	Supplemental Executive Retirement Plan

		December 31,
	2019	2018
Discount rate	2.98%	4.16%
Rate of compensation increase	N/A	N/A

During 2019, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2019).

During 2018, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2018).

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan

	Year Ended December 31,
	2019	2018
Discount rate	4.34%	3.63%
Initial health care cost trend	6.25%	6.50%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan

	Year Ended December 31,
	2019	2018
Discount rate	4.16%	3.43%
Rate of compensation increase	N/A	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage	One percentage
	point increase	point decrease
Increase (decrease) on total service and interest cost on components	$365	$(305)
Increase (decrease) on post-retirement benefit obligations	3,002	(2,559)

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company's share of net expense for the pension plan was $14,842, $3,057 and $0 during the years ended December 31, 2019, 2018 and 2017.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Amounts withheld or retained by company as agent or trustee in the accompanying statutory financial statements, are $41,792 and $35,588 at December 31, 2019 and 2018, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service ("IRS"). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $24,955, $11,935 and $8,713 in expense related to this plan for the years ended December 31, 2019, 2018 and 2017, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

17. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the "Lifeco plan") that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan ("PSU plan") for officers and employees of the Company. Under the PSU plan, "performance share units" are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the

20trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,

	2019	2018	2017
Lifeco Stock Plan	$899	$768	$1,451
Performance Share Unit Plan	15,458	5,388	7,207

Total compensation expense	$16,357	$6,156	$8,658
Income tax benefits	$3,414	$1,243	$2,831

During the year ended December 31, 2019, 2018 and 2017, the Company had ($67), $26 and $769 respectively, income tax (expense) benefits realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31,

2019 and the expected weighted average period over which these expenses will be recognized:

	Expense		Weighted average
			period (years)
Lifeco Stock Plan		$1,303	1.8
Performance Share Unit Plan		5,345	2.3

Equity Award Activity

During the year ended December 31, 2019, Lifeco granted 666,600 stock options to employees of the Company. These stock options vest over four year periods ending in 2023. Compensation expense of $1,549 will be recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

			Weighted average

			Remaining
	Shares under	Exercise price	contractual	Aggregate
	option	(Whole dollars)	term (Years)	intrinsic value (1)
Outstanding, January 1, 2019	3,649,786	$23.32
Granted	666,600	23.29
Exercised	(779,872)	20.48
Cancelled and expired	(86,384)	24.04

Outstanding, December 31, 2019	3,450,130	25.03	6.2	$4,931
Vested and expected to vest, December 31, 2019	3,450,130	25.03	6.2	4,931
Exercisable, December 31, 2019	2,121,651	24.83	5.1	3,592

(1)The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2019 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,

	2019	2018	2017
Weighted average fair value of options granted	$2.32	$0.95	$2.75
Intrinsic value of options exercised (1)	3,282	345	2,869
Fair value of options vested	1,358	1,115	2,203

(1)The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the years ended December 31, 2019, 2018 and 2017 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,

	2019	2018	2017
Dividend yield	5.46%	4.55%	3.98%
Expected volatility	19.68%	9.01%	13.99%
Risk free interest rate	1.83%	2.03%	1.25%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units

Outstanding, January 1, 2019	911,067
Granted	572,238
Forfeited	(41,778)
Paid	(285,143)

Outstanding, December 31, 2019	1,156,384
Vested and expected to vest, December 31, 2019	1,156,384

The cash payment in settlement of the Performance Share Unit Plan units was $5,815, $4,104 and $3,398 for the years ended December 31, 2019, 2018 and 2017, respectively.

18. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were (1)%, 1%, and 6% of total individual life insurance premiums earned during the years ended December 31, 2019, 2018 and 2017 respectively. The Company accounts for its policyholder dividends based upon the three-factor formula. The Company paid dividends in the amount of $23,461, $31,276 and $38,782 to its policyholders during the years ended December 31, 2019, 2018 and 2017, respectively.

19. Concentrations

No customer accounted for 10% or more of the Company's revenues during the year ended December 31, 2019. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

20. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company's estimated future contractual obligations:

			Payment due by period

	2020	2021	2022	2023	2024	Thereafter	Total
Surplus notes - principal (1)	$—	$—	$—	$—	$—	$358,218	$358,218
Surplus notes - interest (2)	17,319	17,319	17,319	17,319	17,319	398,385	484,980
Investment purchase obligations (3)	131,651	—	—	—	—	—	131,651
Operating leases (4)	8,120	5,128	3,314	2,817	2,841	34,828	57,048
Other liabilities (5)	33,445	16,747	24,121	12,658	7,461	80,351	174,783
Total	$190,535	$39,194	$44,754	$32,794	$27,621	$871,782	$1,206,680

(1)Surplus notes principal - Represents contractual maturities of principal due to the Company's parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $37,593 of unamortized debt modification gain as discussed in Footnote 14.

(2)Surplus notes interest - Both surplus notes now bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2019 and do not consider the impact of future interest rate changes.

(3)Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2019 and 2018 were $131,651 and $136,396, of which $120,990 and $104,286 were related to limited partnership interests, respectively. All unfunded commitments at December 31, 2019 and 2018 were due within one year.

(4)Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company's operating lease obligations. Rent expense for the years ended December 31, 2019, 2018 and 2017 were $33,473, $27,768 and $28,244 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5)Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•Expected benefit payments for the Company's post-retirement medical plan and supplemental executive retirement plan through 2027

•Unrecognized tax benefits

•Miscellaneous purchase obligations to acquire goods and services

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Sport partner sponsorship payments

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility has an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,022,680, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2019 and 2018. At December 31, 2019 and 2018 there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2019 and 2018, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company's business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company is defending lawsuits relating to the costs and features of certain of its retirement or fund products. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the financial position of the Company.

The liabilities transferred and ceding commission received at the closing of the Protective transaction are subject to future adjustments. In October 2019, Protective Life provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2019, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company's financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2019 and 2018 for obligations under the guarantee.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

21. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company's statutory financial statements through April 3, 2020, the date on which they were issued. Effective January 1, 2020, the Company i) transferred substantially all of its employees to a wholly-owned subsidiary, Empower Retirement, LLC, and ii) entered into several new agreements with Empower Retirement, LLC and certain other wholly-owned subsidiaries. Pursuant to these new affiliate agreements, Empower Retirement, LLC will provide all employees and services required by the Company to operate its business and will be reimbursed by the Company for expenses incurred in connection with providing such employees and services.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Company's performance. Since December 31, 2019, the equity and financial markets have experienced extreme volatility and interest rates have continued to decline due to the COVID-19 pandemic. The operational and financial risk due to current market fluctuations is being kept under review and monitored by management; however, the Company is unable to determine the extent of the impact of the pandemic to its operations and financial condition.

Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company Annual Statement for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

INVESTMENT DIVISIONS
GREAT-WEST SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$55,818,463
Receivable for investments sold	10,725
Purchase payments receivable	1,182

Total assets	55,830,370

LIABILITIES:
Payable for investments purchased	0
Redemptions payable	11,907

Total liabilities	11,907

NET ASSETS	$55,818,463

ACCUMULATION UNITS OUTSTANDING	4,194,737

UNIT VALUE (ACCUMULATION)	$13.31

(1) Cost of investments:	$58,283,379
Shares of investments:	6,008,446

The accompanying notes are an integral part of these financial statements.

1

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS
GREAT-WEST SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$1,883,154

NET INVESTMENT INCOME (LOSS)	1,883,154

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(148,756)
Realized gain distributions	3,894,398

Net realized gain (loss) on investments	3,745,642

Change in net unrealized appreciation (depreciation) on investments	2,831,060

Net realized and unrealized gain (loss) on investments	6,576,702

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,459,856

The accompanying notes are an integral part of these financial statements.

1

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2019 AND 2018

	INVESTMENT DIVISIONS
	GREAT-WEST SECUREFOUNDATION® BALANCED FUND
	2019	2018

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,883,154	$1,658,705
Net realized gain (loss) on investments	3,745,642	2,689,512
Change in net unrealized appreciation (depreciation) on investments	2,831,060	(6,713,105)

Increase (decrease) in net assets resulting from operations	8,459,856	(2,364,888)

CONTRACT TRANSACTIONS:
Purchase payments received	317,353	300,698
Transfers for contract benefits and terminations	(3,081,865)	(2,380,282)
Net transfers	5,326,395	9,211,185
Contract maintenance charges	(626,283)	(525,172)
Other, net	(172,501)	(131,376)

Increase (decrease) in net assets resulting from contract transactions	1,763,099	6,475,053

Total increase (decrease) in net assets	10,222,955	4,110,165

NET ASSETS:
Beginning of period	45,595,508	41,485,343

End of period	$55,818,463	$45,595,508

CHANGES IN UNITS OUTSTANDING:
Units issued	659,435	960,898
Units redeemed	(512,514)	(415,476)

Net increase (decrease)	146,921	545,422

The accompanying notes are an integral part of these financial statements.

1

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2019

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of several investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account's investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity's own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2019, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

Investment Division	Purchases	Sales
Great-West SecureFoundation® Balanced Fund	$12,235,233	$4,694,582

3.EXPENSES AND RELATED PARTY TRANSACTIONS Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.SUBSEQUENT EVENTS

Since December 31, 2019, the outbreak of the novel strain of coronavirus, specifically identified as "COVID- 19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Series Account in future periods.

5.FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12 month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

GREAT-WEST SECUREFOUNDATION® BALANCED FUND
(Effective date 06/30/2016)
2019	4,195	$13.31	to	$13.31	$55,818.46	3.64%	0.00%	to	0.00%	18.14_)%	to	18.14_)%
2018	4,048	$11.26	to	$11.26	$45,595.51	3.65%	0.00%	to	0.00%	(4.91)%	to	(4.91)%
2017	3,502	$11.84	to	$11.84	$41,485.34	3.45%	0.00%	to	0.00%	13.27_)%	to	13.27_)%
2016	2,676	$10.46	to	$10.46	$27,981.54	2.64%	0.00%	to	0.00%	4.57_)%	to	4.57_)%

												(Concluded)

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on the Series Account's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 3, 2020

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
Financial Statements
(a)	The balance sheets of Great-West Life & Annuity Insurance Company (the “Depositor”) and subsidiaries as of December 31, 2019 and 2018, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2019, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented will be filed by amendment.
(b)	Exhibits
	(1)	Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-203627).
	(2)	Not applicable.
	(3)	Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(4)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No.333-203627).
	(6)	(a) Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(7)	Not Applicable.
	(8)	(a) Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
(b) Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203627).
	(10)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(10)	(b) Written Consent of Deloitte & Touche LLP is filed herewith.
	(11)	Not Applicable.
	(12)	Not Applicable.
	(13)	Powers of Attorney for Directors Bernbach, Bienfait, Coutu, A. Desmarais, P. Desmarais, Jr., Doer, Fleming, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Tretiak, and Walsh are filed herewith.

Item 25. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
S.M. Sanchez	(2)	Chief Human Resources Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
J.F. Bevacqua	(2)	Chief Risk Officer
J.D. Kreider	(2)	Senior Vice President and Head of Great-West Investments
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
R.G. Capone	(2)	Senior Vice President, GWI Sales
J.E. Brown	(2)	Senior Vice President, Separate Accounts
S.E. Jenks	(2)	Senior Vice President, Marketing
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President, Product Management
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President, Empower Retirement Products

Name	Principal Business Address	Positions and Offices with Depositor
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
(1)    100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)    8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)    8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)    Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2019
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2019
I.	OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
61.81% - Power Corporation of Canada
The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2019 377,614,607 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 866,162,327.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 48,697,962 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 535,343,012 or 61.81% of the total voting rights attached to the shares of PCC.
II.	OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.889% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC, LLC

100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco U.S. LLC
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
20.0% - CDN US Direct RE Holdings Ltd. (45% London life Insurance Company, 23% The Canada Life Insurance Company of Canada, 12% The Canada Life Assurance Company)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - GWL RES GP LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.

100.0% - London Insurance Group Inc.
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0%% - London Reinsurance Group, Inc.
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - VANCE Investment Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)
10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie. Fundmatrix AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
100.0% - ILGWM Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.

100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 431 La Cienega GP Inc.
0.001% - CL 431 La Cienega LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 431 La Cienega LP (0.001% owned by CL 431 La Cienega GP Inc.)
100.0% - The Canada Life Insurance Company of Canada
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
62.080% - IGM Financial Inc. (direct and indirect 65.948%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation

14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
85.29% - WealthSimple Financial Corp.
29.33% - Springboard II LP
25.44% - Personal Capital Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Technology Corporation
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.7% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
12.0% - Pernod Ricard (7.5% in capital)
17.9% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex

90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lambert
0.1% - GEA
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.6% - Imerys (53.9% in capital)
100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.5% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.1% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.7% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
7.6% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital

100.00% - Sienna Capital London Ltd.
100.0% Sienna Capital Invest SCSp
Capital
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS
22.2% - Kartesia Management SA
78.3% - PrimeStone Capital Fund ICAV
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
7.2% - Fund II – A Spirits, LP
16.4% - Matador Coininvestment SCSP
3.1% - Carlyle International Energy Partners II – EU SCSp
100.0% - Sienna Capital Participations S.á.r.l
Capital
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Parnters III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon ospeo Long Term Value Fund SCSp
15.1% - Mérieux Participations SAS
34.3% - Mérieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
6.87% - StreetTeam Software Limited (DBA as Pollen)
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
100.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
100.0% - Marcho Partners Feeder Fund ICAV
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
23.1% - Piolin II S.á.r.l
Capital
100.0% - Piolin Spain SAU
Capital
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital

6.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
100.0% - Sapiens S.á.r.l
Capital
64.7% – Marnix Lux SA
Capital
100.0% - Marnix French ParentCo SAS
Capital
100.0% - Marnix French TopCo SAS
Capital
100.0% - Marnix SAS
Capital
100.0% - Courcelles Lux SCA
Capital
100.0% - Wowholdco SAS
Capital
100.0% - Wowmidco SAS
Capital
100.0% - Wowbidco SAS
Capital
100.0% - Webhelp SAS
F.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC

100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC

100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.

21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)

H.	Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
85.29.% - Wealthsimple Financial Corp. (84.87% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
51.00% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd

Item 27. Number of Contract Owners
As of March 27, 2020, there were no owners of qualified Contracts offered by the Registrant by means of the prospectus contained herein.
Item 28. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article:
(1)	“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2)	“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3)	“Expenses” includes counsel fees.
(4)	“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5)	“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.
(1)	Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:
	(a)	The person’s conduct was in good faith; and
	(b)	The person reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and
		(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and
	(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.
(2)	A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.
(3)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.
(4)	A corporation may not indemnify a director under this section:
	(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or
	(b)	In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:
	(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;
	(b)	The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and
	(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)	The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:
	(a)	If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.
	(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)	A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.
(2)	The determinations required by subsection (1) of this section shall be made:
	(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or
	(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.
(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:
	(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or
	(b)	By the shareholders.

(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)	Unless otherwise provided in the articles of incorporation:
	(a)	An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;
	(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and
	(c)	A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Limitation of Indemnification of Directors.
(1)	A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.
(2)	Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:

(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
	(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29. Principal Underwriter
(a)	GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A NY, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.
(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
T.L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 30. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings and Representations
(a)	Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
(d)	The Depositor, Great-West Life & Annuity Insurance Company, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.
(e)	Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado, on this 15th day of April, 2020.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 15, 2020
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 15, 2020
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President & Chief Financial Officer	April 15, 2020
Andra S. Bolotin
/s/ John L. Bernbach	Director	April 15, 2020
John L. Bernbach*
/s/ Robin Bienfait	Director	April 15, 2020
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 15, 2020
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 15, 2020
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 15, 2020
Paul G. Desmarais, Jr.*
/s/ Gary A. Doer	Director	April 15, 2020
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 15, 2020
Gregory J. Fleming*
Director
Claude Généreux

	Signature	Title	Date
	/s/ Alain Louvel	Director	April 15, 2020
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 15, 2020
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 15, 2020
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 15, 2020
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 15, 2020
T. Timothy Ryan, Jr.*
Director
Jerome J. Selitto
	/s/ Gregory D. Tretiak	Director	April 15, 2020
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	April 15, 2020
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	April 15, 2020
Ryan L. Logsdon